SEMIANNUAL REPORT November 30, 2001


[LOGO: NUVEEN Investments]


MUNICIPAL CLOSED-END
EXCHANGE-TRADED FUNDS


Dependable, tax-free income to help you keep more of what you earn.




CONNECTICUT
NTC
NFC

GEORGIA
NPG
NZX

MASSACHUSETTS
NMT
NMB

MISSOURI
NOM



Invest well.
Look ahead.

LEAVE YOUR MARK.SM

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


Dear
  Shareholder



[PHOTO of Timothy R. Schwertfeger]

Timothy R. Schwertfeger
Chairman of the Board


Sidebar text: "A diversified portfolio can leave you well positioned to reduce overall investment risk."



In the aftermath of September 11, the financial markets have reacted with volatility and uncertainty as investors attempt to better understand how the U.S. and world economies are likely to perform in the months ahead. It's too soon to tell what the long-term impact will be on the markets or your Fund, but one thing that is increasingly clear to us is that a diversified portfolio that includes high quality municipal bonds can leave you well positioned to reduce overall investment volatility.

For example, during the period covered by this report, all of these Nuveen Funds continued to meet their primary objectives of providing attractive monthly income from a portfolio of high quality municipal bonds. Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and Performance Overview sections of this report. I urge you to take the time to read them.

In addition to providing you with steady tax-free income, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and judicious trading by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve Fund structure, better adapt to current market conditions or increase diversification. In turbulent times like these, prudent investors understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio.

For more than 100 years, Nuveen has specialized in offering quality investments such as these Nuveen Funds to those seeking to accumulate and preserve wealth and establish a lasting legacy. Our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you invest well and leave your mark for future generations. We thank you for continuing to choose Nuveen Investments as your partner as you work toward that goal.



Sidebar text: "Today, perhaps more than ever, investors have the ability to make a lasting impact on their families and their world for generations to come."



Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

January 15, 2002

Nuveen Municipal Closed-End Exchange-Traded Funds
(NTC, NFC, NPG, NZX, NMT, NMB, NOM)

Portfolio Managers'
               Comments


Portfolio managers Paul Brennan, Tom O'Shaughnessy, Tom Futrell, and Mike Davern review economic and market conditions, key strategies, and recent Fund performance. Paul assumed portfolio management responsibility for NTC in 1999, while Tom O'Shaughnessy, Tom Futrell, and Mike have managed NPG, NMT, and NOM, respectively, since 1998. In January 2001, Paul and Tom Futrell added management responsibilities for the new Nuveen Dividend Advantage Municipal Funds for Connecticut (NFC) and Massachusetts (NMB), respectively, and Tom O'Shaughnessy assumed management responsibility for the Nuveen Georgia Dividend Advantage Municipal Fund (NZX) at its inception in September 2001.


WHAT FACTORS HAD THE GREATEST INFLUENCE ON THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?
The two major forces at work during the twelve months ended November 30, 2001, were the continued slowdown in economic growth and the Federal Reserve's aggressive approach to easing short-term interest rates. While these two factors had an impact over the entire period covered in this report, the events of September 11, 2001, and their aftermath also had a profound effect on the economy and the markets.

In January 2001, the Fed embarked on a series of rate cuts designed to stimulate the sluggish U.S. economy. During the first eleven months of 2001, the Fed announced 10 reductions totaling 450 basis points. (On December 11, following the end of the period covered in this report, the Fed cut the target rate by an additional 25 basis points, bringing the federal funds rate to 1.75%, its lowest level since 1961.) The consensus among market observers is that the Fed could decide to cut rates yet again if signs of a significant economic slowdown continue.

The last two years, 2000 and 2001, represented one of the best two-year periods for total returns in the municipal bond markets since the late 1980s. The Fed's interest rate cuts also created favorable conditions for both new municipal issuance and refundings, which together totaled $252.1 billion nationwide during the first eleven months of 2001, an increase of almost 37% over January-November 2000. On the demand side, municipal bonds continued to be highly sought after by individual investors looking for diversification, tax-free income, quality, and an alternative to a volatile stock market. Institutional investors, especially insurance companies, also have been active buyers in the new issue market. In general, improved supply and strong demand helped to keep municipal bond prices higher than they were twelve months ago, while municipal yields have been correspondingly lower. Nevertheless, we believe the municipal market continues to represent good value.

WHAT WAS THE ECONOMIC ENVIRONMENT IN THE FOUR STATES COVERED IN THIS REPORT? PAUL BRENNAN: Connecticut continues to have the highest income levels and the highest per capita taxes in the nation. As of November 2001, the state's unemployment rate stood at 3.0%, up from 1.9% a year ago, but still well below the November national average of 5.7%. Recently, however, employment growth in Connecticut has slowed, especially among insurance and financial services companies concentrated in Fairfield and Hartford counties, reflecting the effects of September 11, 2001, on these industries. The nationwide recession in manufacturing also has led to the loss of jobs in this sector over the past year. Given the national economic slowdown and Connecticut's tight labor markets, growth in the state could trail national averages over the near term. Earlier this year, however, Moody's cited Connecticut's well-established trend of financial performance and generally favorable economic conditions in upgrading the state's credit rating to Aa2 from Aa3, while Standard & Poor's and Fitch affirmed their ratings at AA. Through November 2001, Connecticut had issued $5.2 billion in municipal bonds, up 84% over the same period in 2000.

TOM O'SHAUGHNESSY: The Georgia economy has slowed significantly from the rapid expansion seen during the 1990s, as the general slowdown worked its way through the state's economic system. Job growth in Georgia has become virtually non-existent, with construction, finance/insurance/real estate (FIRE), services, and transportation all experiencing negative growth over the past year. Georgia's manufacturing sector has also been hard-hit. In November 2001, the state unemployment figure was 4.4%, up from 3.4% in November 2000. While the Georgia economy has benefited from the presence of several blue-chip communications companies, growth in this sector is expected to weaken in coming months, as firms continue to eliminate jobs in response to weaker demand. In recent years, the state's popularity as a travel destination for business conventions, historic tours, and sporting events, particularly golf, has also meant strong tourism-related spending. However, following September 11, Georgia's tourism industry was significantly impacted, and business-related travel declined sharply as well. During 2001, municipal supply in Georgia continued to be sporadic, with $3.8 billion in new issuance through November, most of which was very high quality and/or insured. This represented a decrease of 25% from the first eleven months of 2000.

TOM FUTRELL: Massachusetts also was impacted by the events of September 11. However, the economic impact, felt mainly in the financial sector, was offset to some degree by the commonwealth's continued diversification away from a heavy reliance on manufacturing, which helped to protect Massachusetts from the full effects of the severe downturn taking place in that sector. Going forward, increased defense spending in the wake of September 11 should benefit government contractors based in Massachusetts. As of November 2001, unemployment in Massachusetts was 4.3%, up from 2.5% a year earlier. Although employment growth could slow in coming months, Massachusetts is expected to fare better than some of the other economies in the region. Currently Massachusetts ranks second only to Connecticut in terms of per capita income. Overall, municipal supply in Massachusetts lagged the national trend, with $8.8 billion in new issuance, up only 6% from the first eleven months of 2000.

MIKE DAVERN: In contrast to Massachusetts, issuance in the Missouri municipal market through November 2001 was up 102% over that of 2000, with almost $6.0 billion in new bonds. Over the past several years, the Missouri economy has failed to achieve the levels of growth seen in other states. In 2001, this situation was compounded by the recession in the manufacturing sector. Substantial job losses in this sector, as well as a general lack of job creation in other sectors, has hampered growth in St. Louis and Kansas City, the state's two largest metropolitan areas, and across the state. In November 2001, unemployment in Missouri was 4.3%, up from 3.2% in November 2000. Over the near term, job cuts and layoffs are expected to continue to weigh on the Missouri economy.


HOW DID THE NUVEEN FUNDS FOR THESE STATES PERFORM OVER THE PAST TWELVE MONTHS? For the year ended November 30, 2001, the four older Nuveen Closed-End Exchange-Traded Funds covered in this report produced total annual returns on net asset value (NAV) as shown in the accompanying table. The annual returns for the Lehman Brothers Municipal Bond Index1 and relevant Lipper Peer Group2 are also presented.



                               TOTAL RETURN           LEHMAN        LIPPER
            MARKET YIELD             ON NAV    TOTAL RETURN1      AVERAGE2
--------------------------------------------------------------------------
                                     1 YEAR           1 YEAR        1 YEAR
                    TAXABLE-          ENDED            ENDED         ENDED
      11/30/01   EQUIVALENT3       11/30/01         11/30/01      11/30/01
--------------------------------------------------------------------------
NTC      5.18%         7.79%         11.35%            8.75%        11.18%
--------------------------------------------------------------------------
NFC      5.25%         7.89%            N/A               --            --
--------------------------------------------------------------------------
NPG      5.36%         8.18%         11.24%            8.75%        11.18%
--------------------------------------------------------------------------
NZX      5.30%         8.09%            N/A               --            --
--------------------------------------------------------------------------
NMT      5.17%         7.89%         10.43%            8.75%        11.18%
--------------------------------------------------------------------------
NMB      5.66%         8.64%            N/A               --            --
--------------------------------------------------------------------------
NOM      5.22%         7.97%         12.18%            8.75%        11.18%
--------------------------------------------------------------------------

Past performance is not predictive of future results.
For additional information, see the individual Performance Overview for your Fund in this report.

Over the past twelve months, the Fed's change in interest rate policy from tightening to easing, combined with


1 The Funds' performances are compared with that of the Lehman Brothers Municipal Bond Index, a national unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The Funds' total returns are compared with the average annualized return of the 19 funds in the Lipper Other States Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 30.5% plus the applicable state income tax rate. The combined federal and state tax rates used in this report are as follows: Connecticut 33.5%, Georgia 34.5%, Massachusetts 34.5%, and Missouri 34.5%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. Unless otherwise noted, references to duration in this commentary are intended to indicate Fund duration.

generally favorable market technicals, created a positive total return environment for municipal bonds. The four older Funds' participation in the market's gains is reflected in the total returns on NAV listed in the previous table. In a market characterized by rising bond values and falling yields, funds with longer durations would typically be expected to perform well. As of November 30, 2001, the durations4 of these Funds ranged from 7.90 to 9.50, compared with 7.68 for the unleveraged Lehman Municipal Bond Index. While duration was one primary driver of total return over the past twelve months, the relative performance of these Funds was also influenced by differences in structure and individual holdings.

Among the newer Funds, the durations of NFC and NMB, which were established in January 2001, were 13.60 and 14.98, respectively, and NZX, which was introduced in September 2001, had a duration of 17.74, all of which we believe are typical of new Funds. Over time, we plan to bring these durations more closely in line with the other Nuveen Closed-End Exchange-Traded Funds. Since our last shareholder report in May, in fact, the durations of NFC and NMB have shortened significantly.

HOW DID THE MARKET ENVIRONMENT AFFECT THE FUNDS' DIVIDENDS AND SHARE PRICES? With the Fed's move to a policy of interest rate easing as of January 2001, the dividend-payment capabilities of these Funds benefited from the use of leverage, a strategy that can potentially enhance the dividends paid to common shareholders. This benefit is tied in part to the short-term rates the leveraged Funds pay their MuniPreferred(R) shareholders. For example, declining short-term rates can enable the Funds to reduce the amount of income they pay preferred shareholders, which can leave more earnings to support common share dividends.

During the year ended November 30, 2001, steady or falling short-term interest rates enabled us to implement three dividend increases in NOM, two in NPG, and one each in NTC and NMT. NFC and NMB, which were introduced in January 2001, began paying regular monthly dividends in April and are currently providing very attractive levels of tax-free income to shareholders. NZX, established in September 2001, paid its first dividend on schedule in December 2001.

In coming months, the lower rates offered by municipal securities with shorter maturities could potentially continue to benefit the dividends of these Funds by further reducing the amount paid to MuniPreferred shareholders. However, this trend could be offset by the effect of bond calls on higher-yielding securities held by the four older Funds, especially if refundings increase as the result of lower rates. The level of short-term rates, the number of bond calls, and the interest rates at which we can reinvest the proceeds of any calls will all influence the dividends of these Nuveen Funds over the next twelve months.

Over the past year, as the stock market remained volatile and the bond market continued to perform well, many investors turned to tax-free fixed-income investments as a way to add balance to their portfolios and reduce overall risk. As a result, the share prices of the four older Funds improved (see the charts on the individual Performance Overview pages). As investors recognized this opportunity, increased demand caused the premiums (share price above NAV) on NTC, NPG, and NMT to widen over the past twelve months, while NOM moved from trading at a discount (share price below NAV) to a premium. The three newer Funds - NFC, NZX, and NMB - have also benefited from strong demand since their introductions earlier in 2001 and finished November with share prices trading above their initial offering prices.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE NUVEEN FUNDS DURING THE YEAR ENDED NOVEMBER 30, 2001?
In view of recent world events, maintaining strong credit quality has been a key concern for all the Funds. As of November 2001, these Nuveen Funds continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 71% in NFC to 86% in NMB as of November 30, 2001. All of the Funds except NZX also had a portion of their assets invested in BBB and non-rated bonds, which serve to enhance the Funds' income streams. The allocations to this credit sector ranged from 7% in NMT to 20% in NOM.

All of the Funds also offer excellent levels of call protection through 2002 and 2003. Among the newer Funds, NZX and NMB have no call exposure over this period, while 2% of NFC becomes callable in 2003. The four older Funds - NTC, NPG, NMT, and NOM - all reach their 10-year anniversaries in 2003, a point in the bond market cycle normally associated with an increase in call exposure. However, we have been successful in our recent efforts to significantly reduce this exposure. NOM now has no expected call exposure over this two-year period, while the other three Funds could see up to 21-30% of their portfolios called over the next two years. The number of actual calls will depend largely on market interest rates over this time. In general, we believe this call exposure is very manageable, and we foresee no problems in working through it. Given the current level of rates, our general approach has been to hold higher-yielding bonds as long as possible to help support the Funds' dividends, while we look for attractive replacement opportunities. Currently we have focused on the 15- to 20 -year part of yield curve, since these shorter bonds have lower durations and are therefore less sensitive to interest rate changes, while providing yields similar to those offered by longer bonds.

In investing new cash and bond call proceeds over the past twelve months, we focused on finding attractive bonds with the potential to support the Funds' long-term dividend-payment capabilities, enhance total return potential, and add value and diversification. Among the sectors where we found value were those regarded as providers of essential services, such as healthcare and education. As of November 30, 2001, all of these Funds listed healthcare and/or education among their top five sectors.

Looking specifically at the Nuveen Connecticut Funds, increased issuance in the Connecticut market enabled us to sell some Puerto Rico holdings in both NTC and NFC and replace them with in-state securities, and we plan to continue to do so as attractive opportunities arise. Overall, turnover remained low in these two Funds, as we believe their structure (e.g., call exposure, duration, quality) and sector diversification are currently well positioned.

In Georgia, we took advantage of several BBB issues earlier in 2001 to purchase bonds that could help to diversify NPG and enhance its yield potential, increasing the Fund's allocation to BBB rated bonds to 12% from 1% a year ago. In September 2001, Nuveen introduced the Nuveen Georgia Dividend Advantage Municipal Fund (NZX). As of November 2001, NZX was fully invested and, in our opinion, performing well for shareholders. As mentioned earlier, the Fund announced the payment of its first dividend on schedule in December 2001, and its holdings place NZX in an excellent position to pay attractive dividends on a monthly basis going forward. Despite the uneven supply of municipal bonds in the Georgia marketplace, we were basically able to find the types of issues we wanted for this Fund, purchasing a diversified mix of high-quality, research-intensive securities, as reflected in NZX's 81% allocation of bonds rated AAA and AA. However, due to the lack of BBB and non-rated issuance during the time we were assembling this Fund, NZX held no BBB or non-rated bonds as of November 30, 2001. The Fund's three largest sector weightings are water and sewer, limited tax obligations, and education bonds. Among the bonds we purchased for NZX were $2.5 million of Gainesville Hospital Authority for Northeast Georgia Health, which was rated A-. These bonds were also added to NPG's portfolio.

In Massachusetts, we continued to find value opportunities in the essential services sectors, including healthcare, education, and general obligation bonds. One of the issues added to NMT was a new series of resource recovery bonds issued by the Massachusetts Industrial Finance Agency for the Semass project. NMT had previously purchased bonds issued in 1991 for this project and benefited as they became pre-refunded and then insured. We also continue to watch lower-rated issuance for additional opportunities to purchase bonds that can enhance NMB's yield.

Our focus in Missouri over the past year has been on minimizing NOM's call exposure and positioning the Fund defensively in case interest rates start to rise in the future. Increased issuance in the Missouri market, which offered many well-structured issues, allowed us to be selective in purchasing the bonds that best fit our goals for the Fund. Some examples of bonds that have worked very well for NOM are a non-rated student housing issue for Mineral Area Junior College, which was used to finance dorm construction, and non-rated tax increment district bonds offering very attractive yields and low risk. We also increased the Fund's healthcare exposure to 19% from 9% a year ago.

The Georgia and Massachusetts Funds also had some exposure to bonds and sectors affected by the events of September 11, 2001, including issues for Hartsfield Atlanta International Airport and the Massachusetts Port Authority for a US Air project. Although the majority of these bonds experienced a decline immediately after the terrorist attacks, their valuations have since improved. Many of these holdings were insured and, in general, have not impacted the Funds' performance. While Standard & Poor's placed major air carriers and North American airports on credit watch following September 11, Moody's current median rating for airports is A2, which is solidly investment grade. The federal government's commitment to the air transportation sector was demonstrated by the approval of a $15 billion airline aid package of grants and loan guarantees. Overall, airline traffic appears to be improving, and we continue to be positive about the long-term prospects of this sector.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND THESE NUVEEN FUNDS IN PARTICULAR?
In general, our outlook for the fixed-income markets over the next twelve months remains positive. While the long-term economic effects of September 11 are still to be determined, we believe the U.S. economy is headed for a recovery, but one characterized by a slower pace of growth, with inflation and interest rates remaining low over the near term. We expect new municipal issuance to continue at current strong levels, with annual totals for 2001 now anticipated to be the largest since 1998. In 2002, declining tax revenues could cause many states and municipalities to access the debt markets to finance budget deficits. At the same time, demand for tax-exempt municipal bonds is expected to remain strong, as investors continue to look for ways to rebalance their portfolios and reduce risk.

The federal government's recent decision to discontinue the 30-year Treasury bond removed one of the pricing benchmarks for the municipal market, which could result in some pricing uncertainty and create additional opportunities. Overall, we continue to watch the fixed-income markets carefully, especially those sectors that were directly impacted by the events of September 11 or that would be affected by any further deceleration in the economy. We believe that the Nuveen Funds covered in this report are currently well diversified and well positioned for the market environment ahead, and we will continue to respond to events as appropriate.

Over the next six months, we plan to remain focused on strategies that add value for our shareholders, provide support for the Funds' dividends, and fully utilize Nuveen's experience and research expertise to adjust to any shifts in market conditions. Strong supply could present us with a number of opportunities to implement such strategies, and we will continue to closely watch issuance in the essential services sectors. One of our priorities will be managing portfolio structure, including duration and credit quality, to strategically position the Funds for a potential economic recovery. Our emphasis will continue to be on research-intensive credits that have the potential to increase the Funds' income stream. Overall, we believe these Nuveen Funds will continue to play an important role in investors' long-range financial programs, providing balance and diversification, dependable tax-free income, quality investments, and a measure of security in uncertain times such as these.

NTC


Nuveen Connecticut Premium Income Municipal Fund

Performance
  Overview As of November 30, 2001


CREDIT QUALITY
[PIE CHART]

AAA/U.S. Guaranteed             67%
AA                              16%
A                                3%
BBB                             12%
NR                               2%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $16.00
--------------------------------------------------
Net Asset Value                             $14.48
--------------------------------------------------
Market Yield                                 5.18%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.45%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         7.79%
--------------------------------------------------
Fund Net Assets ($000)                    $114,541
--------------------------------------------------
Average Effective Maturity (Years)           17.76
--------------------------------------------------
Leverage-Adjusted Duration                    7.90
--------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 5/93)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        16.18%        11.35%
--------------------------------------------------
5-Year                         8.66%         6.93%
--------------------------------------------------
Since Inception                6.21%         6.11%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Education and Civic Organizations              18%
--------------------------------------------------
Healthcare                                     13%
--------------------------------------------------
Tax Obligation/General                         10%
--------------------------------------------------
U.S.Guaranteed                                 10%
--------------------------------------------------
Tax Obligation/Limited                          8%
--------------------------------------------------



2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
[BAR CHART]
Dec               0.068
Jan               0.068
Feb               0.068
Mar               0.068
Apr               0.068
May               0.068
Jun               0.068
Jul               0.068
Aug               0.068
Sep               0.069
Oct               0.069
Nov               0.069



SHARE PRICE PERFORMANCE
[LINE CHART]
12/01/00          14.38
                  14.31
                  14.56
                  14.75
                  14.88
                  15.5
                  15.69
                  15.81
                  15.81
                  16.06
                  16.07
                  16
                  16.1
                  16.11
                  16.43
                  15.93
                  15.71
                  15.5
                  15.63
                  15.75
                  15.78
                  15.81
                  15.85
                  15.79
                  16.05
                  16.03
                  16.05
                  16.12
                  16.1
                  16.2
                  16.3
                  16.46
                  16.56
                  16.62
                  16.44
                  16.38
                  16.58
                  16.66
                  16.6
                  16.63
                  16.65
                  16.64
                  16.37
                  16.44
                  16.29
                  16.2
                  16.22
                  16.15
                  16.23
                  16.31
                  16.18
                  16.18
11/30/01          16


Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 33.5%.

2 The Fund also paid shareholders a net ordinary income distribution in December 2000 of $0.0071 per share.

NFC


Nuveen Connecticut Dividend Advantage Municipal Fund

Performance
  Overview As of November 30, 2001


CREDIT QUALITY
[PIE CHART]

AAA/U.S. Guaranteed          56%
AA                           15%
A                            21%
BBB                           6%
NR                            2%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $16.00
--------------------------------------------------
Net Asset Value                             $14.21
--------------------------------------------------
Market Yield                                 5.25%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.55%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         7.89%
--------------------------------------------------
Fund Net Assets ($000)                     $55,620
--------------------------------------------------
Average Effective Maturity (Years)           21.86
--------------------------------------------------
Leverage-Adjusted Duration                   13.60
--------------------------------------------------

TOTAL RETURN  (Inception 1/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
Since Inception               11.08%         3.65%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         19%
--------------------------------------------------
Education and Civic Organizations              17%
--------------------------------------------------
Utilities                                      14%
--------------------------------------------------
Tax Obligation/Limited                         13%
--------------------------------------------------
Housing/Single Family                          10%
--------------------------------------------------



2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
[BAR CHART]

Mar               0.070
Apr               0.070
May               0.070
Jun               0.070
Jul               0.070
Aug               0.070
Sep               0.070
Oct               0.070
Nov               0.070



SHARE PRICE PERFORMANCE
[LINE CHART]
1/26/01         15.11
                15.14
                15.15
                15.10
                15.10
                15.04
                15.04
                15.10
                15.00
                14.95
                15.05
                14.30
                14.30
                14.90
                15.08
                15.16
                15.26
                15.40
                15.56
                15.79
                15.57
                15.77
                15.58
                15.64
                15.69
                15.70
                15.80
                15.95
                15.90
                15.88
                16.03
                15.98
                15.92
                15.45
                15.97
                16.00
                15.71
                15.95
                15.72
                16.00
                15.95
                15.91
                15.91
11/30/01        16.00

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 33.5%.

NPG

Nuveen Georgia Premium Income Municipal Fund

Performance
  Overview As of November 30, 2001


CREDIT QUALITY
[PIE CHART]

AAA/U.S. Guaranteed          60%
AA                           16%
A                            12%
BBB                          12%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.21
--------------------------------------------------
Net Asset Value                             $14.46
--------------------------------------------------
Market Yield                                 5.36%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.71%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.18%
--------------------------------------------------
Fund Net Assets ($000)                     $82,210
--------------------------------------------------
Average Effective Maturity (Years)           19.44
--------------------------------------------------
Leverage-Adjusted Duration                    8.79
--------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 5/93)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        15.02%        11.24%
--------------------------------------------------
5-Year                         8.15%         6.75%
--------------------------------------------------
Since Inception                5.78%         6.14%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Housing/Multifamily                            15%
--------------------------------------------------
Healthcare                                     15%
--------------------------------------------------
Tax Obligation/Limited                         14%
--------------------------------------------------
Utilities                                       9%
--------------------------------------------------
Basic Materials                                 9%
--------------------------------------------------



2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
[BAR CHART]

Dec               0.064
Jan               0.064
Feb               0.064
Mar               0.064
Apr               0.064
May               0.064
Jun               0.0665
Jul               0.0665
Aug               0.0665
Sep               0.068
Oct               0.068
Nov               0.068



SHARE PRICE PERFORMANCE
[LINE CHART]
12/01/00          14
                  14.06
                  13.88
                  14
                  14.13
                  14.75
                  15
                  15.06
                  15.13
                  15.25
                  15.3
                  15.21
                  15.23
                  15.35
                  15.48
                  15.33
                  15.4
                  15.32
                  15.45
                  15.48
                  15.46
                  15.5
                  15.5
                  15.45
                  15.26
                  15.24
                  15.35
                  15.38
                  15.38
                  15.25
                  15
                  15.16
                  15.21
                  15.25
                  15.46
                  15.49
                  15.42
                  15.55
                  15.59
                  15.46
                  15.46
                  15.43
                  15.03
                  14.95
                  15.03
                  15.02
                  15.15
                  15.22
                  15.52
                  15.35
                  15.21
                  15.2
11/30/01          15.21

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34.5%.

2 The Fund also paid shareholders a net ordinary income distribution in December 2000 of $0.0104 per share.

NZX

Nuveen Georgia Dividend Advantage Municipal Fund

Performance
   Overview As of November 30, 2001

CREDIT QUALITY
[PIE CHART]

AAA/U.S. Guaranteed          47%
AA                           34%
A                            19%


THE FUND PAID ITS FIRST REGULAR MONTHLY DIVIDEND OF $0.0665 PER SHARE ON DECEMBER 3, 2001.




PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.05
--------------------------------------------------
Net Asset Value                             $14.04
--------------------------------------------------
Market Yield                                 5.30%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.63%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.09%
--------------------------------------------------
Fund Net Assets ($000)                     $42,462
--------------------------------------------------
Average Effective Maturity (Years)           23.53
--------------------------------------------------
Leverage-Adjusted Duration                   17.73
--------------------------------------------------

TOTAL RETURN  (Inception 9/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
Since Inception                 .78%        -1.56%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Water and Sewer                                25%
--------------------------------------------------
Tax Obligation/Limited                         20%
--------------------------------------------------
Education and Civic Organizations              13%
--------------------------------------------------
Housing/Multifamily                             9%
--------------------------------------------------
Utilities                                       8%
--------------------------------------------------


SHARE PRICE PERFORMANCE
[LINE CHART]
9/28/01   15.1
         15.01
         15.04
         15.01
         15.11
         15.19
         15.12
         15.12
         15.13
11/30/01 15.05

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34.5%.

NMT


Nuveen Massachusetts Premium Income Municipal Fund

Performance
   Overview As of November 30, 2001


CREDIT QUALITY
[PIE CHART]

AAA/U.S. Guaranteed          58%
AA                           18%
A                            17%
BBB                           2%
NR                            5%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $16.02
--------------------------------------------------
Net Asset Value                             $14.56
--------------------------------------------------
Market Yield                                 5.17%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.44%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         7.89%
--------------------------------------------------
Fund Net Assets ($000)                    $102,084
--------------------------------------------------
Average Effective Maturity (Years)           18.43
--------------------------------------------------
Leverage-Adjusted Duration                    9.06
--------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 3/93)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        18.06%        10.43%
--------------------------------------------------
5-Year                         8.33%         6.41%
--------------------------------------------------
Since Inception                6.44%         6.28%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Education and Civic Organizations              18%
--------------------------------------------------
Housing/Multifamily                            18%
--------------------------------------------------
U.S.Guaranteed                                 17%
--------------------------------------------------
Healthcare                                     14%
--------------------------------------------------
Tax Obligation/General                         14%
--------------------------------------------------



2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
[BAR CHART]
Dec               0.068
Jan               0.068
Feb               0.068
Mar               0.068
Apr               0.068
May               0.068
Jun               0.068
Jul               0.068
Aug               0.068
Sep               0.069
Oct               0.069
Nov               0.069


SHARE PRICE PERFORMANCE
[LINE CHART]
12/01/00          14.31
                  14.38
                  14.31
                  14.56
                  14.56
                  14.94
                  15.19
                  15.44
                  15.19
                  15.35
                  15.33
                  15.32
                  14.9
                  15.22
                  15.2
                  15.3
                  15.2
                  15.15
                  15.37
                  15.25
                  15.31
                  15.23
                  15.49
                  15.37
                  15.49
                  15.28
                  15.33
                  15.32
                  15.26
                  15.2
                  15.24
                  15.43
                  15.33
                  15.4
                  15.4
                  15.6
                  15.7
                  15.89
                  15.85
                  15.91
                  16.05
                  16.05
                  15.45
                  15.35
                  15.65
                  15.58
                  15.84
                  15.68
                  15.8
                  15.86
                  15.83
                  15.94
11/30/01          16.02

Weekly Closing Price
Past performance is not predictive of future results.



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34.5%.

NMB


Nuveen Massachusetts Dividend Advantage Municipal Fund

Performance
  Overview As of November 30, 2001


CREDIT QUALITY
[PIE CHART]

AAA/U.S. Guaranteed          64%
AA                           22%
A                             5%
BBB                           9%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.49
--------------------------------------------------
Net Asset Value                             $14.36
--------------------------------------------------
Market Yield                                 5.66%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.14%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.64%
--------------------------------------------------
Fund Net Assets ($000)                     $42,895
--------------------------------------------------
Average Effective Maturity (Years)           26.44
--------------------------------------------------
Leverage-Adjusted Duration                   14.98
--------------------------------------------------

TOTAL RETURN  (Inception 1/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
Since Inception                7.85%         4.92%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Education and Civic Organizations              21%
--------------------------------------------------
Tax Obligation/General                         20%
--------------------------------------------------
Transportation                                 10%
--------------------------------------------------
Water and Sewer                                10%
--------------------------------------------------
Healthcare                                      8%
--------------------------------------------------


2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
[BAR CHART]
Mar               0.073
Apr               0.073
May               0.073
Jun               0.073
Jul               0.073
Aug               0.073
Sep               0.073
Oct               0.073
Nov               0.073


SHARE PRICE PERFORMANCE
[LINE CHART]
1/26/01           15
                  15
                  15.05
                  15
                  15.03
                  14.64
                  14.75
                  14.75
                  15
                  14.85
                  14.99
                  14.8
                  14.99
                  14.99
                  14.85
                  14.89
                  14.77
                  14.78
                  14.91
                  14.82
                  14.89
                  14.81
                  14.98
                  14.93
                  14.88
                  14.99
                  15.04
                  15.17
                  15.38
                  15.65
                  15.66
                  15.51
                  15.57
                  15.25
                  15.15
                  15.5
                  15.53
                  15.48
                  15.42
                  15.49
                  15.79
                  15.55
                  15.63
11/30/01          15.49

Weekly Closing Price
Past performance is not predictive of future results.



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34.5%.

NOM


Nuveen Missouri Premium Income Municipal Fund

Performance
   Overview As of November 30, 2001


CREDIT QUALITY
[PIE CHART]
AAA/U.S. Guaranteed          63%
AA                           13%
A                             3%
BBB                           7%
NR                           13%
Other                         1%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.30
--------------------------------------------------
Net Asset Value                             $14.37
--------------------------------------------------
Market Yield                                 5.22%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.51%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         7.97%
--------------------------------------------------
Fund Net Assets ($000)                     $47,521
--------------------------------------------------
Average Effective Maturity (Years)           16.75
--------------------------------------------------
Leverage-Adjusted Duration                    9.50
--------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 5/93)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        23.51%        12.18%
--------------------------------------------------
5-Year                         9.70%         6.29%
--------------------------------------------------
Since Inception                5.72%         5.71%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Healthcare                                     19%
--------------------------------------------------
U.S.Guaranteed                                 18%
--------------------------------------------------
Tax Obligation/General                         18%
--------------------------------------------------
Tax Obligation/Limited                         15%
--------------------------------------------------
Education and Civic Organizations              11%
--------------------------------------------------


2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
[BAR CHART]
Dec               0.0615
Jan               0.0615
Feb               0.0615
Mar               0.063
Apr               0.063
May               0.063
Jun               0.0655
Jul               0.0655
Aug               0.0655
Sep               0.0665
Oct               0.0665
Nov               0.0665


SHARE PRICE PERFORMANCE
[LINE CHART]
12/01/00          13.06
                  13.06
                  13
                  13.19
                  13.44
                  14
                  14.31
                  14.44
                  14.44
                  14.33
                  14.37
                  14.22
                  14.24
                  14.25
                  14.25
                  14.28
                  14.28
                  14.19
                  14.16
                  13.9
                  14.05
                  14.17
                  14.19
                  14.11
                  14.24
                  14.14
                  14.25
                  14.27
                  14.29
                  14.3
                  14.39
                  14.42
                  14.59
                  14.6
                  14.7
                  14.82
                  14.82
                  14.93
                  15
                  15.05
                  15.09
                  15.09
                  14.87
                  14.98
                  15.24
                  15.08
                  15.08
                  15.1
                  15.21
                  15.33
                  15.3
                  15.35
11/30/01          15.3

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34.5%.


Shareholder
           Meeting Report

The Shareholder Meeting was held October 24, 2001 in Chicago at Nuveen's headquarters.
                                                                                      NTC                            NPG
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                                                          Preferred                        Preferred
                                                                           Common            Shares           Common          Shares
                                                                           Shares         Series-TH           Shares       Series-TH
====================================================================================================================================
Robert P. Bremner
   For                                                                  4,869,493             1,516        3,567,956           1,001
   Withhold                                                                20,666                --           13,047              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                4,890,159             1,516        3,581,003           1,001
====================================================================================================================================
Lawrence H. Brown
   For                                                                  4,867,543             1,516        3,567,956           1,001
   Withhold                                                                22,616                --           13,047              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                4,890,159             1,516        3,581,003           1,001
====================================================================================================================================
Anne E. Impellizzeri
   For                                                                  4,867,543             1,516        3,566,908           1,001
   Withhold                                                                22,616                --           14,095              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                4,890,159             1,516        3,581,003           1,001
====================================================================================================================================
Peter R. Sawers
   For                                                                  4,867,543             1,516        3,567,956           1,001
   Withhold                                                                22,616                --           13,047              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                4,890,159             1,516        3,581,003           1,001
====================================================================================================================================
Judith M. Stockdale
   For                                                                  4,869,493             1,516        3,566,956           1,001
   Withhold                                                                20,666                --           14,047              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                4,890,159             1,516        3,581,003           1,001
====================================================================================================================================
William J. Schneider
   For                                                                         --             1,516               --           1,001
   Withhold                                                                    --                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                       --             1,516               --           1,001
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                                         --             1,516               --           1,001
   Withhold                                                                    --                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                       --             1,516               --           1,001
====================================================================================================================================


Shareholder
      Meeting Report (continued)
                                                                                      NMT                               NOM
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                                                          Preferred                        Preferred
                                                                           Common            Shares           Common          Shares
                                                                           Shares         Series-TH           Shares       Series-TH
====================================================================================================================================
Robert P. Bremner
   For                                                                  4,417,366             1,267        1,848,045             603
   Withhold                                                                43,144                 4          239,563              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                4,460,510             1,271        2,087,608             603
====================================================================================================================================
Lawrence H. Brown
   For                                                                  4,417,366             1,267        1,848,045             603
   Withhold                                                                43,144                 4          239,563              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                4,460,510             1,271        2,087,608             603
====================================================================================================================================
Anne E. Impellizzeri
   For                                                                  4,416,766             1,267        1,847,181             603
   Withhold                                                                43,744                 4          240,427              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                4,460,510             1,271        2,087,608             603
====================================================================================================================================
Peter R. Sawers
   For                                                                  4,416,766             1,267        1,848,445             603
   Withhold                                                                43,744                 4          239,163              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                4,460,510             1,271        2,087,608             603
====================================================================================================================================
Judith M. Stockdale
   For                                                                  4,416,966             1,267        1,845,054             603
   Withhold                                                                43,544                 4          242,554              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                4,460,510             1,271        2,087,608             603
====================================================================================================================================
William J. Schneider
   For                                                                         --             1,267               --             603
   Withhold                                                                    --                 4               --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                       --             1,271               --             603
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                                         --             1,267               --             603
   Withhold                                                                    --                 4               --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                       --             1,271               --             603
====================================================================================================================================


                            Nuveen Connecticut Premium Income Municipal Fund (NTC)

                            Portfolio of
                                    Investments November 30, 2001 (Unaudited)

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*    RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.3%

$      1,415    The Children's Trust Fund, Puerto Rico, Tobacco                       7/10 at 100          Aa3         $   1,489,797
                 Settlement Asset-Backed Bonds, Series 2000,
                 5.750%, 7/01/20

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 18.0%

                Connecticut Higher Education Supplemental Loan Authority,
                Revenue Bonds (Family Education Loan Program), 1996 Series A:
        1,290    5.800%, 11/15/14 (Alternative Minimum Tax)                          11/06 at 102          AAA             1,358,499
          825    5.875%, 11/15/17 (Alternative Minimum Tax)                          11/06 at 102          AAA               860,079

          870   Connecticut Higher Education Supplemental Loan                       11/09 at 102          AAA               920,077
                 Authority, Revenue Bonds (Family Education Loan
                 Program), 1999 Series A, 6.000%, 11/15/18

        1,000   Connecticut Higher Education Supplemental Loan                       11/11 at 100          Aaa               983,990
                 Authority, Revenue Bonds (Family Education Loan
                 Program), 2001 Series A, 5.250%, 11/15/18
                 (Alternative Minimum Tax)

        1,540   State of Connecticut Health and Educational Facilities                7/03 at 102          BBB             1,547,531
                 Authority, Revenue Bonds, Quinnipiac
                 College Issue, Series D, 6.000%, 7/01/23

        2,000   State of Connecticut Health and Educational Facilities                7/06 at 102          AAA             2,117,180
                 Authority, Revenue Bonds, Trinity College
                 Issue, Series E, 5.875%, 7/01/26

        1,500   State of Connecticut Health and Educational Facilities                7/06 at 102          AAA             1,548,825
                 Authority, Revenue Bonds, The Loomis
                 Chaffee School Issue, Series C, 5.500%, 7/01/16

        1,800   State of Connecticut Health and Educational Facilities                7/08 at 102          AAA             1,800,540
                 Authority, Revenue Bonds, Fairfield
                 University Issue, Series H, 5.000%, 7/01/23

        2,920   State of Connecticut Health and Educational Facilities                7/07 at 102          AAA             3,015,747
                 Authority, Revenue Bonds, Connecticut
                 College Issue, Series C-1, 5.500%, 7/01/20

        1,250   State of Connecticut Health and Educational Facilities                7/09 at 101          AAA             1,273,988
                 Authority, Revenue Bonds, Fairfield
                 University Issue, Series I, 5.250%, 7/01/25

          750   State of Connecticut Health and Educational Facilities                7/09 at 101          Aaa               780,795
                 Authority, Revenue Bonds, The Horace
                 Bushnell Memorial Hall Issue, Series A, 5.625%, 7/01/29

          500   State of Connecticut Health and Educational Facilities                7/11 at 101          AAA               498,065
                 Authority, Revenue Bonds, Trinity College
                 Issue, Series 2001G, 5.000%, 7/01/31

          650   State of Connecticut Health and Educational Facilities                7/11 at 101           A2               673,998
                 Authority, Revenue Bonds, The Loomis Chaffee
                 School Issue, Series D, 5.500%, 7/01/23

          450   State of Connecticut Health and Educational Facilities                3/11 at 101          AAA               448,016
                 Authority, Revenue Bonds, Greenwich Academy
                 Issue, Series 2001B, 5.000%, 3/01/32

        3,060   The University of Connecticut, Student Fee Revenue                   11/08 at 101          AAA             2,930,531
                 Bonds, 1998 Series A, 4.750%, 11/15/27

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 12.9%

        1,000   State of Connecticut Health and Educational Facilities                7/04 at 102          AAA             1,083,890
                 Authority, Revenue Bonds, Newington Children's
                 Hospital Issue, Series A, 6.050%, 7/01/10

        1,625   State of Connecticut Health and Educational Facilities                7/02 at 102          AAA             1,683,679
                 Authority, Revenue Bonds, Saint Francis Hospital
                 and Medical Center Issue, Series B, 6.200%, 7/01/22

        2,000   State of Connecticut Health and Educational Facilities                7/09 at 101          Aaa             1,974,320
                 Authority, Revenue Bonds, Stamford Hospital
                 Issue, Series G, 5.000%, 7/01/24

        1,000   State of Connecticut Health and Educational Facilities                7/07 at 102          AAA             1,046,820
                 Authority, Revenue Bonds, The William W.
                 Backus Hospital Issue, Series D, 5.750%, 7/01/27

        3,000   State of Connecticut Health and Educational Facilities                7/07 at 101          Aaa             3,004,530
                 Authority, Revenue Bonds, Middlesex Health
                 Services Issue, Series 1997H Refunding, 5.125%, 7/01/27

        2,000   State of Connecticut Health and Educational Facilities                7/10 at 101           AA             2,115,600
                 Authority, Revenue Bonds, Eastern Connecticut
                 Health Network Issue, Series A, 6.000%, 7/01/25


                            Nuveen Connecticut Premium Income Municipal Fund (NTC) (continued)
                                   Portfolio of Investments November 30, 2001 (Unaudited)

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*    RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       2,000   Connecticut Development Authority, Solid Waste                        7/05 at 102          AAA         $   2,230,720
                 Disposal Facilities Revenue Bonds (Pfizer, Inc.
                 Project), 1994 Series, 7.000%, 7/01/25
                 (Alternative Minimum Tax)

        1,500   Puerto Rico Industrial, Tourist, Educational, Medical             8/05 at 101 1/2          AAA             1,587,795
                 and Environmental Control Facilities Financing
                 Authority, Hospital Revenue Refunding Bonds,
                 1995 Series A (FHA-Insured Mortgage Pila
                 HospitalProject), 6.125%, 8/01/25

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 6.3%

        1,000   Connecticut Housing Finance Authority, Housing Mortgage              12/09 at 100          AAA             1,039,250
                 Finance Program Bonds, 1999 Series D2,
                 6.200%, 11/15/41 (Alternative Minimum Tax)

        3,000   Housing Authority of the City of Waterbury, Connecticut,              1/02 at 100          AAA             3,000,180
                 Mortgage Refunding Revenue Bonds, Series
                 1998C (FHA-Insured Mortgage Loan - Waterbury
                 NSA-II Section 8 Assisted Project), 5.450%, 7/01/23

        1,030   Waterbury Nonprofit Housing Corporation, Connecticut,                 7/02 at 101          AAA             1,049,663
                 Taxable Mortgage Revenue Refunding Bonds
                 (FHA-Insured Mortgage Loan - Fairmont Height
                 Section 8 Assisted Project), Series 1993A,
                 6.500%, 7/01/07

        1,925   Housing Authority of the City of Willimantic, Connecticut,           10/05 at 105          AAA             2,126,644
                 Multifamily Housing Revenue Bonds, Series 1995A
                 (GNMA Collateralized Mortgage Loan - Village
                 Heights Apartments Project), 8.000%, 10/20/30

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 6.4%

        3,175   Connecticut Housing Finance Authority, Housing                        5/03 at 102          AAA             3,331,242
                 Mortgage Finance Program Bonds, 1993 Series B,
                 6.200%, 5/15/12

        2,145   Connecticut Housing Finance Authority, Housing                       11/06 at 102          AAA             2,216,879
                 Mortgage Finance Program Bonds, 1996 Subseries
                 E-2, 6.150%, 11/15/27 (Alternative Minimum Tax)

          250   Connecticut Housing Finance Authority, Housing                        5/10 at 100          AAA               261,785
                Mortgage Finance Program Bonds, 2000 Series A-1,
                 6.000%, 11/15/28

          500   Connecticut Housing Finance Authority, Housing                        5/10 at 100          AAA               496,420
                 Mortgage Finance Program Bonds, 2001 Series A-1,
                 5.250%, 11/15/28

        1,000   Connecticut Housing Finance Authority, Housing                       11/10 at 100          AAA               980,060
                 Mortgage Finance Program Bonds, 2001 Series C,
                 5.300%, 11/15/33 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 6.8%

        1,300   State of Connecticut Health and Educational Facilities                8/08 at 102          AAA             1,303,952
                 Authority, Revenue Bonds, Hebrew Home and
                 Hospital Issue, Series B (FHA-Insured Mortgage),
                 5.200%, 8/01/38

        2,000   State of Connecticut Health and Educational Facilities               11/03 at 102          AAA             2,090,260
                 Authority, Revenue Bonds, Nursing Home Program
                 Issue, Series 1993 (Mansfield Center for Nursing
                 and Rehabilitation Project), 5.875%, 11/01/12

          615   Connecticut Development Authority, First Mortgage                     9/09 at 102           AA               634,858
                 Gross Revenue Health Care Project Refunding
                 Bonds (Connecticut Baptist Homes, Inc. Project),
                 1999 Series, 5.500%, 9/01/15

                Connecticut Development Authority, Revenue Refunding
                Bonds (Duncaster, Inc. Project), Series 1999A:
        1,000    5.250%, 8/01/19                                                      2/10 at 102           AA             1,002,560
        1,000    5.375%, 8/01/24                                                      2/10 at 102           AA             1,006,670

                Connecticut Development Authority, Health Facility
                Refunding Revenue Bonds (Alzheimers Resource
                Center of Connecticut, Inc. Project), Series 1994A:
          695    6.875%, 8/15/04                                                     No Opt. Call          N/R               695,493
        1,000    7.000%, 8/15/09                                                      8/04 at 102          N/R             1,002,230

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 10.3%

        1,500   City of Bridgeport, Connecticut, General Obligation                   7/10 at 101          AAA             1,637,445
                  Bonds, 2000 Series A, 6.000%, 7/15/19

                Town of Cheshire, Connecticut, General Obligation
                Bonds, Issue of 1999:
          660    5.625%, 10/15/16                                                    10/09 at 101          Aa3               708,616
          660    5.625%, 10/15/17                                                    10/09 at 101          Aa3               705,461

        1,000   State of Connecticut, General Obligation Bonds,                      11/09 at 101           AA             1,056,220
                 1999 Series B, 5.500%, 11/01/18

        1,960   State of Connecticut, General Obligation Bonds,                      No Opt. Call           AA             2,238,986
                 1993 Series E, 6.000%, 3/15/12

        1,650   Connecticut Development Authority, General Fund                      10/04 at 102           AA             1,808,367
                 Obligation Bonds, 1994 Series A, 6.375%, 10/15/14

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*    RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,000   City of Hartford, Connecticut, General Obligation                     6/10 at 102          AAA         $   1,057,780
                 Bonds, 5.500%, 6/15/20

          400   Northern Mariana Islands Commonwealth, General                        6/10 at 100            A               416,884
                 Obligation Bonds, Series 2000A, 6.000%, 6/01/20

                Regional School District No. 16, Towns of Beacon
                Falls and Prospect, Connecticut, General
                Obligation Bonds, Issue of 2000:
          350    5.500%, 3/15/18                                                      3/10 at 101          Aaa               373,167
          350    5.625%, 3/15/19                                                      3/10 at 101          Aaa               376,166
          350    5.700%, 3/15/20                                                      3/10 at 101          Aaa               377,836

          965   City of Waterbury, Connecticut, General Obligation                    2/09 at 101           AA             1,014,784
                 Tax Revenue Intercept Bonds, 2000 Issue,
                 6.000%, 2/01/19

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 8.2%

        1,900   Capitol Region Education Council, Connecticut,                       10/05 at 102          BBB             2,029,865
                 Revenue Bonds, 6.700%, 10/15/10

        2,000   State of Connecticut Health and Educational Facilities                7/09 at 102          AAA             2,090,300
                 Authority, Revenue Bonds (Child Care Facilities
                 Program), Series C, 5.625%, 7/01/29

        1,000   State of Connecticut, Special Tax Obligation Bonds,                  12/09 at 101          AAA             1,063,120
                 Transportation Infrastructure Purposes, 1999
                 Series A, 5.625%, 12/01/19

        1,800   State of Connecticut, Special Tax Obligation Bonds,                  No Opt. Call          AA-             2,103,588
                 Transportation Infrastructure Purposes, 1991
                 Series B, 6.500%, 10/01/10

        1,000   State of Connecticut, Second Injury Fund Special                      1/11 at 101          AAA             1,062,310
                 Assessment Revenue Bonds, Series 2000A,
                 5.250%, 1/01/14

        1,000   Virgin Islands Public Finance Authority, Revenue Bonds               10/10 at 101         BBB-             1,083,010
                 (Virgin Islands Gross Receipts Taxes Loan
                 Notes), Series 1999A, 6.500%, 10/01/24

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 4.9%

          750   State of Connecticut, Airport Revenue Bonds, Bradley                  4/11 at 101          AAA               735,488
                 International Airport, Series 2001A,
                 5.125%, 10/01/26 (Alternative Minimum Tax)

        2,075   State of Connecticut, General Airport Revenue                        10/04 at 100          AAA             2,314,953
                 Refunding Bonds, Bradley International Airport,
                 Series 1992, 7.650%, 10/01/12

        1,000   City of Hartford, Connecticut, Parking System Revenue                 7/10 at 100          BBB             1,041,300
                 Bonds, 2000 Series A, 6.400%, 7/01/20

        1,500   City of New Haven, Connecticut, Air Rights Parking                   12/01 at 102          AAA             1,537,230
                 Facility Revenue Bonds, Series 1991, 6.500%,
                 12/01/15

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 9.3%

           40   State of Connecticut, General Obligation Bonds,                      No Opt. Call        AA***                45,694
                 1993 Series E, 6.000%, 3/15/12

        2,600   State of Connecticut Health and Educational Facilities                7/03 at 102      Baa3***             2,780,856
                 Authority, Revenue Bonds, Sacred Heart University
                 Issue, Series B, 5.700%, 7/01/16
                 (Pre-refunded to 7/01/03)

           20   State of Connecticut Health and Educational Facilities                7/02 at 102          AAA                20,868
                 Authority, Revenue Bonds, Trinity College Issue,
                 Series C, 6.000%, 7/01/22 (Pre-refunded to 7/01/02)

        2,910   State of Connecticut Health and Educational Facilities                7/03 at 102       BBB***             3,125,922
                 Authority, Revenue Bonds, Quinnipiac College
                 Issue, Series D, 6.000%, 7/01/23
                 (Pre-refunded to 7/01/03)

        2,000   State of Connecticut Health and Educational Facilities               11/04 at 102       AA-***             2,274,960
                 Authority, Revenue Bonds, Nursing Home
                 Program Issue, Series 1994 (AHF/Hartford,
                 Inc. Project), 7.125%, 11/01/24
                 (Pre-refunded to 11/01/04)

        1,250   State of Connecticut Health and Educational Facilities                7/04 at 101          AAA             1,391,513
                 Authority, Revenue Bonds, Choate Rosemary
                 Hall Issue, Series A, 7.000%, 7/01/25
                 (Pre-refunded to 7/01/04)

          925   State of Connecticut, Airport Revenue Refunding Bonds,               10/04 at 100          AAA             1,046,314
                 Bradley International Airport, Series 1992,
                 7.650%, 10/01/12 (Pre-refunded to 10/01/04)

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 7.4%

        2,500   Connecticut Development Authority, Pollution Control                 10/08 at 102           A3             2,552,075
                 Revenue Refunding Bonds, Connecticut Light
                 and Power Company, Series 1993A, 5.850%, 9/01/28

        1,750   Connecticut Municipal Electric Energy Cooperative,                    1/04 at 102          AAA             1,751,523
                 Power Supply System Revenue Bonds, 1993 Series
                 A, 5.000%, 1/01/18


                            Nuveen Connecticut Premium Income Municipal Fund (NTC) (continued)
                                   Portfolio of Investments November 30, 2001 (Unaudited)

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*    RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$       2,630   Connecticut Resources Recovery Authority, Resource                    5/02 at 102          AAA         $   2,747,140
                 Recovery Revenue Bonds (American Ref-Fuel
                 Company of Southeastern Connecticut Project),
                 1989 Series A, 7.700%, 11/15/11

        1,000   Connecticut Resources Recovery Authority, Corporate                  12/11 at 102         Baa2               991,330
                 Credit Resource Recovery Revenue Bonds
                 (American Ref-Fuel Company of Southeastern
                 Connecticut), I Series A, 5.500%, 11/15/15
                 (Alternative Minimum Tax)

          395   Eastern Connecticut Resource Recovery Authority,                      1/03 at 102          BBB               390,181
                 Solid Waste Revenue Bonds (Wheelabrator Lisbon
                 Project), Series 1993A, 5.500%, 1/01/14
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 6.3%

        1,400   Connecticut Development Authority, Water Facilities                   6/03 at 102          AAA             1,420,030
                 Refunding Revenue Bonds (Bridgeport Hydraulic
                 Company Project), 1993B Series, 5.500%, 6/01/28

        2,500   Connecticut Development Authority, Water Facilities                   9/06 at 102          AAA             2,631,600
                 Revenue Bonds (Bridgeport Hydraulic Company
                 Project), 1996 Series, 6.000%, 9/01/36
                 (Alternative Minimum Tax)

        1,000   State of Connecticut, Clean Water Fund Revenue                       10/11 at 100          AAA             1,050,700
                 Bonds, Series 2001, 5.500%, 10/01/20

        2,000   South Central Connecticut Regional Water Authority,                   8/03 at 102          AAA             2,124,500
                 Water System Revenue Bonds, Eleventh Series,
                 5.750%, 8/01/12
------------------------------------------------------------------------------------------------------------------------------------
$     107,370   Total Investments (cost $107,179,573) - 98.1%                                                            112,391,240
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.9%                                                                       2,149,547
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 114,540,787
                ====================================================================================================================


                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


                            Nuveen Connecticut Dividend Advantage Municipal Fund (NFC)

                            Portfolio of
                                    Investments November 30, 2001 (Unaudited)

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*    RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 7.5%

$        685    The Children's Trust Fund, Puerto Rico, Tobacco                       7/10 at 100          Aa3         $     721,209
                 Settlement Asset-Backed Bonds, Series 2000,
                 5.750%, 7/01/20

                Guam Economic Development Authority, Asset-Backed
                Bonds, Series 2001A:
          250    5.000%, 5/15/22                                                      5/11 at 100           A2               250,275
          500    5.400%, 5/15/31                                                      5/11 at 100           A2               510,980

        1,270   Guam Economic Development Authority, Asset-Backed                     5/11 at 100           A2             1,291,984
                 Bonds, 2001 Series B, 5.500%, 5/15/41

                Tobacco Settlement Revenue Management Authority, South Carolina,
                Tobacco Settlement Asset-Backed Bonds, Series 2001B:
          700    6.000%, 5/15/22                                                      5/11 at 101           A1               720,517
          625    6.375%, 5/15/28                                                      5/11 at 101           A1               658,631

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 16.5%

          785   Connecticut Higher Education Supplemental Loan                       11/11 at 100          Aaa               772,432
                 Authority, Revenue Bonds (Family Education Loan
                 Program), 2001 Series A, 5.250%, 11/15/18
                 (Alternative Minimum Tax)

           50   State of Connecticut Health and Educational Facilities                7/08 at 101           AA                48,356
                 Authority, Revenue Bonds, Sacred Heart
                 University Issue, Series E, 5.000%, 7/01/28

          100   State of Connecticut Health and Educational Facilities                7/08 at 102          AAA               100,030
                 Authority, Revenue Bonds, Fairfield
                 University Issue, Series H, 5.000%, 7/01/23

        2,750   State of Connecticut Health and Educational Facilities                7/11 at 101          AAA             2,739,358
                 Authority, Revenue Bonds, Trinity College
                 Issue, Series 2001G, 5.000%, 7/01/31

        1,000   State of Connecticut Health and Educational Facilities                7/11 at 101           A2             1,036,920
                 Authority, Revenue Bonds, The Loomis Chaffee
                 School Issue, Series D, 5.500%, 7/01/23

          625   State of Connecticut Health and Educational Facilities                3/11 at 101          AAA               622,244
                 Authority, Revenue Bonds, Greenwich Academy
                 Issue, Series 2001B, 5.000%, 3/01/32

                Puerto Rico Industrial, Tourist, Educational, Medical
                and Environmental Control Facilities Financing
                Authority, Higher Education Revenue Bonds, Series
                1999 (Ana G. Mendez University System Project):
          125    5.375%, 2/01/19                                                      2/09 at 101          BBB               123,064
          270    5.375%, 2/01/29                                                      2/09 at 101          BBB               259,910

                The University of Connecticut, General Obligation
                Bonds, 2001 Series A:
          500    4.750%, 4/01/19                                                      4/11 at 101           AA               495,020
        1,000    5.250%, 4/01/20                                                      4/11 at 101           AA             1,028,460
        1,000    4.750%, 4/01/20                                                      4/11 at 101           AA               986,090
        1,000    4.750%, 4/01/21                                                      4/11 at 101           AA               979,490

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 0.2%

          125   State of Connecticut Health and Educational Facilities                7/09 at 101          Aaa               123,395
                 Authority, Revenue Bonds, Stamford Hospital
                 Issue, Series G, 5.000%, 7/01/24

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 3.6%

        2,000   Housing Authority of the City of Stamford, Connecticut,              No Opt. Call           A3             1,987,060
                 Multifamily Housing Revenue Refunding Bonds
                 (The Fairfield Apartments Project), Series 1998,
                 4.750%, 12/01/28 (Mandatory put 12/01/08)

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 9.7%

        2,000   Connecticut Housing Finance Authority, Housing                       11/05 at 102          AAA             2,094,580
                 Mortgage Finance Program Bonds, 1995
                 Series F-1, 6.000%, 5/15/17

        1,265   Connecticut Housing Finance Authority, Housing                        5/10 at 100          AAA             1,255,943
                 Mortgage Finance Program Bonds, 2001 Series A-1,
                 5.250%, 11/15/28


                            Nuveen Connecticut Dividend Advantage Municipal Fund (NFC) (continued)
                                   Portfolio of Investments November 30, 2001 (Unaudited)

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*    RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY (continued)

$       1,065   Connecticut Housing Finance Authority, Housing                        5/10 at 100          AAA         $   1,067,258
                 Mortgage Finance Program Bonds, 2001
                 Series A-2, 5.450%, 5/15/32

        1,000   Connecticut Housing Finance Authority, Housing                       11/10 at 100          AAA               980,060
                 Mortgage Finance Program Bonds, 2001 Series C,
                 5.300%, 11/15/33 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 0.8%

          500   Connecticut Development Authority, Health Facility                    8/04 at 102          N/R               467,710
                 Refunding Revenue Bonds (Alzheimers Resource
                 Center of Connecticut, Inc. Project), Series
                 1994A, 7.250%, 8/15/21

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 18.6%

                Town of East Lyme, Connecticut, General
                Obligation Bonds:
          150    5.000%, 7/15/18                                                      7/11 at 102          Aaa               151,907
          500    5.125%, 7/15/20                                                      7/11 at 102          Aaa               508,345

          700   Town of Farmington, Connecticut, General Obligation                   3/11 at 101          Aa1               700,511
                 Bonds, Series 2001, 4.875%, 3/15/20

                Town of Hamden, Connecticut, General
                Obligation Bonds:
          640    5.250%, 8/15/18                                                      8/11 at 102          AAA               663,488
          635    5.000%, 8/15/19                                                      8/11 at 102          AAA               639,718
          300    5.000%, 8/15/20                                                      8/11 at 102          AAA               301,695

        1,000   City of Hartford, Connecticut, General Obligation                     1/08 at 102          AAA             1,008,490
                 Bonds, Series 1998, 4.700%, 1/15/15

          875   City of New Haven, Connecticut, General Obligation                    2/08 at 101          AAA               876,164
                 Bonds, Series 1999, 4.700%, 2/01/15

        1,000   City of New Haven, Connecticut, General Obligation                   11/10 at 101          AAA             1,005,790
                 Bonds, Series 2001A, 5.000%, 11/01/20

          250   Northern Mariana Islands Commonwealth, General                        6/10 at 100            A               260,553
                 Obligation Bonds, Series 2000A, 6.000%, 6/01/20

                Town of Norwich, Connecticut, General Obligation
                Bonds, Series 2001A:
          585    5.000%, 4/01/15                                                      4/09 at 100          Aaa               613,759
          245    5.000%, 4/01/16                                                      4/09 at 100          Aaa               255,057
          575    5.000%, 4/01/17                                                      4/09 at 100          Aaa               594,619
          475    5.000%, 4/01/18                                                      4/09 at 100          Aaa               488,086
          575    5.000%, 4/01/19                                                      4/09 at 100          Aaa               590,100
          275    5.000%, 4/01/20                                                      4/09 at 100          Aaa               280,794

          270   Commonwealth of Puerto Rico, Public Improvement                       7/08 at 101            A               264,886
                 Bonds of 1999 (General Obligation), 5.000%, 7/01/28

                Town of Windsor, Connecticut, General
                Obligation Bonds:
          390    5.000%, 7/15/18                                                      7/09 at 100          Aa2               394,290
          390    5.000%, 7/15/19                                                      7/09 at 100          Aa2               392,804
          370    5.000%, 7/15/20                                                      7/09 at 100          Aa2               371,957

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 12.4%

        1,000   State of Connecticut Health and Educational Facilities                7/08 at 105            A             1,081,910
                 Authority, Revenue Bonds, New Opportunities
                 for Waterbury, Inc. Issue, Series 1998A,
                 6.750%, 7/01/28

        1,475   State of Connecticut, Special Tax Obligation Bonds,                  No Opt. Call          AAA             1,628,577
                 Transportation Infrastructure Purposes, 1998
                 Series B, 5.500%, 11/01/12

                State of Connecticut, Certificates of Participation,
                Juvenile Training School, Series 2001:
          600    5.000%, 12/15/20                                                    12/11 at 101          AA-               598,158
        1,000    5.000%, 12/15/30                                                    12/11 at 101          AA-               981,200

        1,250   Puerto Rico Infrastructure Financing Authority, Special               1/08 at 101          AAA             1,257,800
                 Tax Revenue Bonds, Series 1997A,
                 5.000%, 7/01/21

          500   Virgin Islands Public Finance Authority, Revenue and                 10/08 at 101           AA               509,595
                 Refunding Bonds (Virgin Islands Matching Fund
                 Loan Notes), Series 1998A (Senior Lien/Refunding),
                 5.500%, 10/01/18

          750   Virgin Islands Public Finance Authority, Revenue                     10/10 at 101         BBB-               812,340
                 Bonds (Virgin Islands Gross Receipts Taxes Loan
                 Notes), Series 1999A, 6.375%, 10/01/19

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*    RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.8%

$       2,500   State of Connecticut, General Airport Revenue Bonds,                  4/11 at 101          AAA         $   2,451,625
                 Series 2001A, Bradley International Airport,
                 5.125%, 10/01/26 (Alternative Minimum Tax)

        1,000   Minneapolis-St. Paul Metropolitan Airports Commission,                4/11 at 101          N/R               780,600
                 Minnesota, Special Facilities Revenue Bonds
                 (Northwest Airlines, Inc. Project), Series 2001A,
                 7.000%, 4/01/25 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 5.5%

                Puerto Rico Infrastructure Financing Authority, Special
                Obligation Bonds, 2000 Series A:
        1,425    5.500%, 10/01/32                                                    10/10 at 101          AAA             1,495,880
        1,500    5.500%, 10/01/40                                                    10/10 at 101          AAA             1,569,945

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 14.2%

        2,500   Connecticut Development Authority, Pollution Control                 10/08 at 102           A3             2,552,075
                 Revenue Refunding Bonds, Connecticut Light
                 and Power Company, Series 1993A,
                 5.850%, 9/01/28

        1,000   Connecticut Resources Recovery Authority, Corporate                  12/11 at 102         Baa2               991,330
                 Credit Resource Recovery Revenue Bonds, American
                 Ref-Fuel Company of Southeastern Connecticut,
                 Series A-I, 5.500%, 11/15/15 (Alternative
                 Minimum Tax)

        1,000   Eastern Connecticut Resource Recovery Authority,                      1/03 at 102          BBB               987,800
                 Solid Waste Revenue Bonds (Wheelabrator Lisbon
                 Project), Series 1993A, 5.500%, 1/01/14
                 (Alternative Minimum Tax)

          555   Guam Power Authority, Revenue Bonds, 1999                            10/09 at 101          AAA               558,530
                 Series A, 5.125%, 10/01/29

        1,975   Puerto Rico Electric Power Authority, Power Revenue                   7/10 at 101          AAA             2,012,900
                 Bonds, Series HH, 5.250%, 7/01/29

          790   Puerto Rico Electric Power Authority, Power Revenue                   7/05 at 100           A-               794,445
                 Refunding Bonds, Series Z, 5.250%, 7/01/21

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 3.8%

        2,000   State of Connecticut, Clean Water Fund Revenue                       10/11 at 100          AAA             2,101,400
                 Bonds, Series 2001, 5.500%, 10/01/20
------------------------------------------------------------------------------------------------------------------------------------
$     54,210    Total Investments (cost $54,461,546) - 98.6%                                                              54,850,099
============------------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.4%                                                                         769,746
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $  55,619,845
                ====================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


                            Nuveen Georgia Premium Income Municipal Fund (NPG)

                            Portfolio of
                                    Investments November 30, 2001 (Unaudited)

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*    RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                BASIC MATERIALS - 9.4%
$       2,500   Effingham County Industrial Development Authority,                    6/11 at 101         BBB-         $   2,588,475
                 Georgia, Pollution Control Revenue Refunding
                 Bonds (Georgia-Pacific Project), Series 2001,
                 6.500%, 6/01/31

        5,000   Development Authority of Richmond County, Georgia,                    2/11 at 101          BBB             5,108,350
                 Environmental Improvement Revenue Bonds
                 (International Paper Company Project), Series
                 2001A, 6.250%, 2/01/25
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 6.0%

        3,000   Albany Dougherty Payroll Development Authority,                       5/08 at 101          AA-             2,890,500
                 Georgia, Solid Waste Disposal Revenue Bonds (The
                 Procter & Gamble Paper Products Company Project),
                 1998 Series, 5.300%, 5/15/26 (Alternative
                 Minimum Tax)

        2,000   Development Authority of Cartersville, Georgia,                       5/07 at 101           A+             2,082,300
                 Sewage Facilities Refunding Revenue Bonds
                 (Anheuser-Busch Project), Series 1997, 6.125%,
                 5/01/27 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 7.3%

                Urban Residential Finance Authority of the City of Atlanta,
                Georgia, Dormitory Facility Refunding Revenue Bonds (Morehouse
                College Project), Series 1995:
        1,210    5.750%, 12/01/20                                                    12/05 at 102          AAA             1,267,729
        1,375    5.750%, 12/01/25                                                    12/05 at 102          AAA             1,436,958

        1,555   Development Authority of DeKalb County, Georgia,                     10/04 at 102          Aa1             1,679,058
                 Revenue Bonds (Emory University Project),
                 Series 1994-A, 6.000%, 10/01/14

        1,550   Private Colleges and Universities Authority, Georgia,                 6/03 at 102           AA             1,582,023
                 Revenue Bonds (Agnes Scott College Project),
                 Series 1993, 5.625%, 6/01/23

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 14.8%

        3,000   Hospital Authority of Albany-Dougherty County,                        9/03 at 102          AAA             3,135,540
                 Georgia, Revenue Bonds (Phoebe Putney Memorial
                 Hospital), Series 1993, 5.700%, 9/01/13

        2,300   Chatham County Hospital Authority, Savannah, Georgia,                 7/11 at 101           A-             2,388,803
                 Hospital Revenue Improvement Bonds (Memorial
                 Health University Medical Center, Inc.),
                 Series 2001A, 6.125%, 1/01/24

        1,765   The Hospital Authority of Hall County and the City of                10/05 at 102          AAA             1,883,414
                 Gainesville, Georgia, Revenue Anticipation
                 Certificates (Northeast Georgia Healthcare
                 Project), Series 1995, 6.000%, 10/01/25

        1,750   Gainesville and Hall County Hospital Authority, Georgia,              5/11 at 100           A-             1,701,000
                 Revenue Anticipation Certificates (Northeast
                 Georgia Health System, Inc. Project), Series
                 2001, 5.500%, 5/15/31 (WI, settling 12/06/01)

        3,000   The Glynn-Brunswick Memorial Hospital Authority,                      8/06 at 102          AAA             3,118,560
                 Georgia, Revenue Anticipation Certificates
                 (Southeast Georgia Health Systems Project),
                 Series 1996, 5.250%, 8/01/13

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 15.0%

        1,145   Housing Authority of Clayton County, Georgia,                        12/05 at 102          AAA             1,172,102
                Multifamily Housing Revenue Bonds, Series 1995
                 (The Advantages Project), 5.800%, 12/01/20

        3,400   Housing Authority of the County of DeKalb, Georgia,                   1/05 at 102          AAA             3,621,442
                Multifamily Housing Revenue Bonds (The Lakes
                 at Indian Creek Apartments Project), Series 1994,
                 7.150%, 1/01/25 (Alternative Minimum Tax)

          955   Housing Authority of the City of Decatur, Georgia,                    7/02 at 102          AAA               977,318
                 Mortgage Revenue Refunding Bonds, Series 1992A
                 (FHA-Insured Mortgage Loan - Park Trace
                 Apartments - Section 8 Assisted Project),
                 6.450%, 7/01/25

        2,000   Housing Authority of the City of Lawrenceville, Georgia,             12/10 at 100          AAA             2,043,000
                 Multifamily Housing Senior Revenue Bonds
                 (Brisben Greens of Hillcrest II Project), Series 2000A-1,
                 5.800%, 12/01/33 (Alternative Minimum Tax)

        3,000   Macon-Bibb County Urban Development Authority,                        1/04 at 103          AAA             3,022,380
                 Georgia, Multifamily Housing Refunding Revenue
                 Bonds, Series 1997A, 5.550%, 1/01/24

        1,500   Housing Authority of the City of Marietta, Georgia,                  10/06 at 102          AAA             1,543,065
                 Multifamily Housing Revenue Bonds (GNMA
                 Collateralized - Country Oaks Apartments),
                 Series 1996, 6.150%, 10/20/26 (Alternative
                 Minimum Tax)

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*    RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 8.4%

$         345   Housing Authority of Fulton County, Georgia, Single                   3/05 at 102          AAA         $     357,165
                 Family Mortgage Revenue Bonds (GNMA
                 Mortgage-Backed Securities Program), Series
                 1995A, 6.550%, 3/01/18 (Alternative Minimum Tax)

        2,995   Georgia Housing and Finance Authority, Single Family                  6/04 at 102          AAA             3,093,775
                 Mortgage Bonds, 1994 Series A, 6.500%,
                 12/01/17 (Alternative Minimum Tax)

          405   Georgia Housing and Finance Authority, Single Family                  6/06 at 102          AAA               419,758
                 Mortgage Bonds, 1996 Series A-2, 6.450%,
                 12/01/27 (Alternative Minimum Tax)

        3,000   Georgia Housing and Finance Authority, Single Family                 12/10 at 100          AAA             3,045,120
                 Mortgage Bonds, 2001 Series A-2,
                 5.700%, 12/01/31 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 3.3%

        2,500   Forsyth County School District, Georgia, General                      2/10 at 102          Aa2             2,694,375
                 Obligation Bonds, Series 1999, 5.750%, 2/01/19

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 14.0%

        1,000   Downtown Development Authority of the City of                        10/02 at 102           AA             1,049,910
                 Atlanta, Georgia, Refunding Revenue Bonds
                 (Underground Atlanta Project), Series 1992,
                 6.250%, 10/01/12

        3,000   Solid Waste Management Authority of the City of                      12/06 at 100           AA             3,032,160
                 Atlanta, Georgia, Revenue Bonds (Landfill Closure
                 Project), Series 1996, 5.250%, 12/01/21

        1,000   Carroll City-County Hospital Authority, Georgia,                      7/11 at 101          AAA               974,410
                 Revenue Anticipation Certificates (Tanner Medical
                 Center, Inc. Project), Series 2001, 5.000%, 7/01/28

        3,000   Cobb-Marietta Coliseum and Exhibit Hall Authority,                   10/19 at 100          AAA             3,267,030
                 Georgia, Revenue Refunding Bonds, Series 1993,
                 5.625%, 10/01/26

        2,000   The Fulton-DeKalb Hospital Authority, Georgia,                        7/03 at 102          AAA             2,027,460
                 Revenue Refunding Certificates, Series 1993,
                 5.500%, 1/01/20

        1,000   Metropolitan Atlanta Rapid Transit Authority, Georgia,               No Opt. Call          AAA             1,168,120
                 Sales Tax Revenue Bonds, Refunding Series P,
                 6.250%, 7/01/20

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 1.4%

        1,000   City of Atlanta, Georgia, Airport Facilities Revenue                 No Opt. Call          AAA             1,137,360
                 Refunding Bonds, Series 1994A, 6.500%, 1/01/09

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 7.3%

        3,115   City of Albany, Georgia, Sewerage System Revenue                      7/02 at 102          AAA             3,261,280
                 Bonds, Series 1992, 6.625%, 7/01/17
                 (Pre-refunded to 7/01/02)

          500   City of Atlanta, Georgia, General Obligation and Public              12/04 at 102        AA***               555,865
                  Improvement Bonds, Series 1994A, 6.100%,
                 12/01/19 (Pre-refunded to 12/01/04)

        2,000   Fulco Hospital Authority, Georgia, Revenue Anticipation               9/02 at 102      Baa1***             2,102,900
                 Certificates (Georgia Baptist Health Care System
                 Project), Series 1992A, 6.375%, 9/01/22
                 (Pre-refunded to 9/01/02)

           85   Municipal Electric Authority of Georgia, Project One                 No Opt. Call         A***                97,222
                 Special Obligation Bonds, Fifth Crossover
                 Series, 6.400%, 1/01/09

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 9.6%

        1,900   Municipal Electric Authority of Georgia, General Power                1/03 at 100          AAA             1,910,925
                 Revenue Bonds, 1992B Series, 5.500%, 1/01/18

        1,000   Municipal Electric Authority of Georgia, Power                       No Opt. Call          AAA             1,079,650
                  Revenue Bonds, Series Z, 5.500%, 1/01/20

        1,665   Municipal Electric Authority of Georgia, Project One                 No Opt. Call            A             1,872,559
                 Special Obligation Bonds, Fifth Crossover Series,
                 6.400%, 1/01/09

        2,000   Development Authority of Monroe County, Georgia,                      3/02 at 100           A+             2,001,960
                 Pollution Control Revenue Bonds (Gulf Power
                 Company Plant Scherer Project), First Series
                 1994, 6.300%, 9/01/24

        1,000   Development Authority of Monroe County, Georgia,                     No Opt. Call          AAA               987,000
                 Pollution Control Revenue Bonds (Georgia Power
                 Company Scherer Plant Project), Series 2001,
                 4.200%, 1/01/12 (Mandatory put 12/01/08)
                 (WI, settling 1/03/02)


                            Nuveen Georgia Premium Income Municipal Fund (NPG) (continued)
                                   Portfolio of Investments November 30, 2001 (Unaudited)

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*    RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 5.7%

$       3,500   Coweta County Water and Sewer Authority, Georgia,                     6/11 at 102          Aaa        $   3,540,705
                 Revenue Bonds, Series 2001, 5.250%, 6/01/26

        1,000   City of Milledgeville, Georgia, Water and Sewerage                   No Opt. Call          AAA            1,134,420
                 Revenue and Refunding Bonds, Series 1996,
                 6.000%, 12/01/21
------------------------------------------------------------------------------------------------------------------------------------
$      81,015   Total Investments (cost $79,957,965) - 102.2%                                                            84,053,146
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (2.2)%                                                                   (1,843,030)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $  82,210,116
                ====================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.


                            Nuveen Georgia Dividend Advantage Municipal Fund (NZX)

                            Portfolio of
                                    Investments November 30, 2001 (Unaudited)

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*    RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 14.6%

$       1,200   Atlanta Development Authority, Georgia, Revenue                       1/12 at 100          AAA         $   1,193,232
                 Bonds (Yamacraw Design Center Project), Series
                 2001A, 5.125%, 1/01/27

                Private Colleges and Universities Authority, Georgia,
                Emory University Revenue Bonds, Series 2001A:
        1,225    5.000%, 9/01/31                                                      9/11 at 100          Aa1             1,199,826
        1,315    5.125%, 9/01/33                                                      9/11 at 100          Aa1             1,308,767

        2,500   Private Colleges and Universities Authority, Georgia                 10/11 at 102           A3             2,515,775
                 (Mercer University Project), Revenue Bonds,
                 Series 2001, 5.750%, 10/01/31
                 (WI, settling 12/12/01)

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 8.0%

        2,500   Gainesville and Hall County Hospital Authority, Georgia,              5/11 at 100           A-             2,430,000
                 Revenue Anticipation Certificates (Northeast
                 Georgia Health System, Inc. Project), Series 2001,
                 5.500%, 5/15/31 (WI, settling 12/06/01)

        1,000   Illinois Health Facilities Authority, Revenue Bonds,                  7/11 at 100           A3               984,890
                 Loyola University Health System, Series 2001A,
                 6.125%, 7/01/31

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 8.1%

        1,000   Housing Authority of the County of DeKalb, Georgia,                   8/11 at 103          Aaa               999,060
                 Multifamily Housing Revenue Bonds (GNMA
                 Collateralized - Castaways Apartments Project),
                 Series 2001A, 5.400%, 2/20/29

        1,000   Housing Authority of the County of DeKalb, Georgia,                  12/11 at 103          Aaa             1,004,470
                 Multifamily Housing Revenue Bonds (GNMA
                 Collateralized - Snapwoods Apartments Project),
                 Series 2001A, 5.500%, 12/20/32

        1,400   Housing Authority of Savannah, Georgia, Multifamily                   8/16 at 100          Aaa             1,448,776
                 Housing Revenue Refunding Bonds (Chatham
                 Gardens Project), Series 2001, 5.625%, 8/01/31
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 5.9%

        2,500   Georgia Housing and Finance Authority, Single Family                  6/11 at 100          AAA             2,497,775
                 Mortgage Bonds, 2001 Series B-2, 5.400%,
                 12/01/31 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 9.3%

          760   Dade County School District, Georgia, General                        No Opt. Call           AA               759,772
                 Obligation Bonds, Series 2001A, 3.750%, 9/01/07

        1,500   County of DeKalb, Georgia, General Obligation Bonds,                 No Opt. Call          Aaa             1,575,480
                 Special Recreation Tax District, Series 2001,
                 5.000%, 12/01/14

        1,500   Commonwealth of Puerto Rico, Public Improvement                      No Opt. Call            A             1,603,320
                 General Obligation Bonds, 2002 Series A,
                 5.500%, 7/01/29

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 22.8%

          500   Solid Waste Management Authority of the City of                      No Opt. Call           AA               524,095
                 Atlanta, Georgia, Revenue Bonds (Landfill Closure
                 Project), Series 1996, 4.500%, 12/01/04

        2,000   Carroll City-County Hospital Authority, Georgia,                      7/11 at 101          AAA             1,866,820
                 Revenue Anticipation Certificates (Tanner Medical
                 Center, Inc. Project), Series 2001, 4.750%, 7/01/25

        1,400   Development Authority of Clayton County, Georgia,                     7/12 at 100          AAA             1,370,544
                 Revenue Bonds (TUFF Archives LLC Project),
                 Series 2001A, 5.000%, 7/01/33

        2,000   Fayette County Public Facilities Authority, Georgia,                  6/11 at 101          Aa2             1,962,740
                 Revenue Bonds (Criminal Justice Center Project),
                 Refunding Series 2001, 5.000%, 6/01/30

        2,500   Metropolitan Atlanta Rapid Transit Authority,                        No Opt. Call          AAA             2,920,300
                 Georgia, Sales Tax Revenue Bonds, Refunding
                 Series P, 6.250%, 7/01/20

        1,000   Rockdale County Water and Sewerage Authority,                         1/10 at 101          AAA             1,020,120
                 Georgia, Revenue Bonds, Series 1999A,
                 5.375%, 7/01/29


                            Nuveen Georgia Dividend Advantage Municipal Fund (NZX) (continued)
                                   Portfolio of Investments November 30, 2001 (Unaudited)

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*    RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 2.5%

$       1,000   City of Atlanta, Georgia, Airport General Revenue and                 1/10 at 101          AAA        $   1,045,290
                 Refunding Bonds, Series 2000A, 5.400%,
                 1/01/15

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 2.7%

        1,015   Peach County Georgia School District, Georgia,                        2/05 at 102          AAA            1,129,319
                 General Obligation School Bonds, Series 1994,
                 6.300%, 2/01/14 (Pre-refunded to 2/01/05)

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 6.3%

        1,500   Development Authority of Burke County, Georgia,                      No Opt. Call            A            1,480,305
                 Pollution Control Revenue Bonds (Georgia Power
                 Company Vogtle Plant Project), Series 2001,
                 4.450%, 1/01/32 (Mandatory put 12/01/08)
                 (WI, settling 1/03/02)

        1,200   Savannah Resource Recovery Development Authority,                    No Opt. Call          AAA            1,189,477
                 Georgia, Revenue Bonds (Savannah Waste-to-Energy
                 Project), Refunding Series 2001, 3.400%, 12/01/06

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 27.8%

        2,360   Unified Government of Athens-Clarke County, Georgia,                 No Opt. Call          Aa2            2,365,640
                 Water and Sewerage Revenue Bonds,
                 Series 2001, 4.000%, 1/01/08

        1,000   City of Atlanta, Georgia, Water and Wastewater                        5/09 at 101          AAA              971,270
                 Revenue Bonds, Series 1999A, 5.000%, 11/01/38

        1,000   Columbia County, Georgia, Water and Sewerage                         12/11 at 100          Aa3              964,490
                 Revenue Refunding Bonds, Series 2001A,
                 4.700%, 6/01/18

                DeKalb County, Georgia, Water and Sewerage
                Bonds, Series 2000:
        5,000    5.125%, 10/01/31                                                    10/10 at 101           AA            4,986,000
        2,500    5.375%, 10/01/35                                                    10/10 at 101           AA            2,549,750
------------------------------------------------------------------------------------------------------------------------------------
$      45,375   Total Investments (cost $46,106,488) - 108.0%                                                            45,867,303
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 5.8%

        1,350   Burke County Development Authority, Georgia,                                              A-1+            1,350,000
                 Pollution Control Revenue Bonds (Oglethorpe
                 Power Corporation - Vogtle Plant Project),
                 Variable Rate Demand Bonds, Series 1993A,
                 1.550, 1/01/16+

        1,100   Cobb County Housing Authority, Georgia, Multifamily                                       A-1+            1,100,000
                 Housing Revenue Bonds (Greenhouse
                 Frey Apartments Project), Variable Rate
                 Demand Bonds, Refunding Series 1996,
                 1.600, 9/15/26+
------------------------------------------------------------------------------------------------------------------------------------
$       2,450   Total Short-Term Investments (cost $2,450,000)                                                            2,450,000
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (13.8)%                                                                  (5,854,828)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $  42,462,475
                ====================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.


                            Nuveen Massachusetts Premium Income Municipal Fund (NMT)

                            Portfolio of
                                    Investments November 30, 2001 (Unaudited)

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*    RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 18.3%

$         630   Massachusetts Educational Financing Authority,                        7/04 at 102          AAA         $     659,119
                 Education Loan Revenue Bonds, Issue E, Series 1995,
                 6.150%, 7/01/10 (Alternative Minimum Tax)

        2,090   Massachusetts Development Finance Authority,                         No Opt. Call           A3             2,266,814
                 Revenue Bonds, Series 1999P, Boston University
                 Refunding Issue, 6.000%, 5/15/29

          890   Massachusetts Development Finance Agency, Revenue                     3/09 at 101            A               927,932
                 Bonds, Curry College Issue, Series A, 6.000%,
                 3/01/20

          500   Massachusetts Development Finance Authority,                          9/11 at 101            A               504,730
                 Revenue Bonds, Belmont Hills School Issue,
                 Series 2001, 5.375%, 9/01/23

        1,500   Massachusetts Health and Educational Facilities                      10/11 at 100          AAA             1,511,925
                 Authority, Revenue Bonds, UMASS-Worcester
                 Campus Issue, Series 2001B, 5.250%, 10/01/31

        2,645   Massachusetts Industrial Finance Agency, Revenue                      7/03 at 102          Aa1             2,641,218
                 Bonds, Whitehead Institute for Biomedical
                 Research, 1993 Issue, 5.125%, 7/01/26

        1,500   Massachusetts Industrial Finance Agency, Revenue                      9/08 at 102          AAA             1,536,690
                 Bonds, Phillips Academy Issue, Series 1993,
                 5.375%, 9/01/23

        2,300   Massachusetts Industrial Finance Agency, Education                    9/08 at 101            A             2,238,567
                 Revenue Bonds, Belmont Hill School Issue,
                 Series 1998, 5.250%, 9/01/28

        1,765   The New England Education Loan Marketing                             No Opt. Call           A3             1,813,467
                 Corporation, Massachusetts, Student Loan Revenue
                 Bonds, 1992 Subordinated Issue C, 6.750%,
                 9/01/02 (Alternative Minimum Tax)

        4,000   The New England Education Loan Marketing                             No Opt. Call           A3             4,485,120
                 Corporation, Student Loan Revenue Bonds, 1992
                 Subordinated Issue H, 6.900%, 11/01/09
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 14.0%

        3,000   Massachusetts Health and Educational Facilities                       7/04 at 102          AAA             3,019,200
                 Authority, Revenue Bonds, New England Medical
                 Center Hospitals Issue, Series G-1,
                 5.375%, 7/01/24

        3,000   Massachusetts Health and Educational Facilities                       7/03 at 102          AAA             3,081,990
                 Authority, Revenue Bonds, Lahey Clinic Medical
                 Center Issue, Series B, 5.625%, 7/01/15

                Massachusetts Health and Educational Facilities Authority,
                Revenue Refunding Bonds, Youville Hospital Issue (FHA-Insured
                Project), Series B:
        1,705    6.125%, 2/15/15                                                      2/04 at 102          Aa2             1,812,534
        1,000    6.000%, 2/15/25                                                      2/04 at 102          Aa2             1,049,350

        2,000   Massachusetts Health and Educational Facilities                       7/11 at 101          AA-             2,035,280
                 Authority, Revenue Bonds, Partners HealthCare
                 System Issue, Series C, 5.750%, 7/01/32

        2,395   Massachusetts Health and Educational Facilities                       7/08 at 102          AAA             2,325,473
                 Authority, Revenue Bonds, Caregroup Issue, Series
                 A, 5.000%, 7/01/25

        1,000   Massachusetts Health and Educational Facilities                      11/11 at 101           AA               972,760
                 Authority, Revenue Bonds, Cape Cod Health Care,
                 Inc. Issue, Series 2001C, 5.250%, 11/15/31
                 (DD, settling 12/03/01)

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 17.9%

        3,000   Massachusetts Development Finance Agency,                             9/10 at 105          AAA             3,595,770
                 Assisted Living Facility Revenue Bonds (GNMA
                 Collateralized - The Monastery at West
                 Springfield Project), Series 1999A, 7.625%,
                 3/20/41 (Alternative Minimum Tax)

        2,500   Massachusetts Development Finance Agency, Revenue                    10/11 at 105          AAA             2,892,525
                 Bonds (GNMA Collateralized - VOA Concord
                 Assisted Living, Inc. Project), Series 2000A,
                 6.900%, 10/20/41 (Alternative Minimum Tax)


                            Nuveen Massachusetts Premium Income Municipal Fund (NMT) (continued)
                                   Portfolio of Investments November 30, 2001 (Unaudited)

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*    RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

$       2,000   Massachusetts Development Finance Agency,                            12/09 at 102          N/R         $   2,031,580
                 Assisted Living Revenue Bonds (Prospect House
                 Apartments), Series 1999, 7.000%, 12/01/31
                 (Alternative Minimum Tax)

        2,000   Massachusetts Development Finance Agency,                             6/11 at 105          AAA             2,227,880
                 Assisted Living Facility Revenue Bonds (GNMA
                 Collateralized - Haskell House on Parker Hill
                 Project), Series 2000A, 6.500%, 12/20/41
                 (Alternative Minimum Tax)

        1,500   Massachusetts Development Finance Agency,                             3/12 at 105          AAA             1,594,965
                 Assisted Living Facility Revenue Bonds (GNMA
                 Collateralized - The Arbors at Chicopee Project),
                 Series 2001A, 6.250%, 9/20/42 (Alternative
                 Minimum Tax)

        3,800   Massachusetts Housing Finance Agency, Housing                         4/03 at 102           A+             3,952,798
                 Project Revenue Bonds, Series 1993A Refunding,
                 6.300%, 10/01/13

        1,880   Massachusetts Housing Finance Agency, Rental                          1/05 at 102          AAA             1,995,940
                 Housing Mortgage Revenue Bonds, 1995 Series A
                 (FHA-Insured Mortgage Loans), 7.350%, 1/01/35
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 5.2%

        1,270   City of Boston, Massachusetts, Revenue Bonds                         10/08 at 105          AAA             1,370,190
                 (Deutsches Altenheim, Inc. Project - FHA-Insured
                 Mortgage), Series 1998A, 6.125%, 10/01/31

        1,000   Massachusetts Health and Educational Facilities                       2/07 at 102          Aa2             1,054,130
                 Authority, Revenue Refunding Bonds, Youville
                 Hospital Issue (FHA-Insured Project),
                 Series A, 6.250%, 2/15/41

        2,000   Massachusetts Industrial Finance Agency, Healthcare                   5/07 at 102           A+             1,951,520
                 Facilities Revenue Bonds, Series 1997B (Jewish
                 Geriatric Services, Inc. Obligated Group),
                 5.500%, 5/15/27

          945   Massachusetts Industrial Financial Agency, Revenue                    2/06 at 102          AAA               976,582
                 Bonds, Heights Crossing Limited Partnership
                 Issue (FHA-Insured Project), Series 1995,
                 6.000%, 2/01/15 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 13.5%

        4,375   City of Lowell, Massachusetts, General Obligation                    11/03 at 102          AAA             4,666,113
                 State Qualified Bonds, 5.600%, 11/01/12

        2,500   Massachusetts Bay Transportation Authority, General                  No Opt. Call          AAA             3,081,050
                 Transportation System Bonds, 1991 Series A,
                 7.000%, 3/01/21

        3,000   State of Massachusetts, General Obligation Bonds,                    No Opt. Call          AAA             3,424,920
                 Consolidated Loan, Series D of 2001, 6.000%,
                 11/01/13 (DD, settling 12/03/01)

        1,250   The Commonwealth of Massachusetts, General                            2/10 at 101          Aa2             1,422,825
                 Obligation Bonds, Consolidated Loan, Series
                 2000A, 6.000%, 2/01/14

        1,000   Narragansett Regional School District, Massachusetts,                 6/10 at 101          Aaa             1,155,690
                 General Obligation Bonds, Series 2000,
                 6.500%, 6/01/16

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.4%

        1,300   Massachusetts Development Finance Agency, Revenue                     6/09 at 101           AA             1,361,776
                 Bonds, Worcester Redevelopment Authority Issue,
                 Series 1999, 6.000%, 6/01/24

        4,000   Massachusetts Port Authority, Special Facilities                      9/06 at 102          AAA             4,154,720
                 Revenue Bonds (US Air Project), Series 1996-A,
                 5.750%, 9/01/16 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 17.1%

                Town of Barnstable, Massachusetts, General
                Obligation Bonds:
        1,020    5.750%, 9/15/10 (Pre-refunded to 9/15/04)                            9/04 at 102        AA***             1,118,073
        1,020    5.750%, 9/15/11 (Pre-refunded to 9/15/04)                            9/04 at 102        AA***             1,118,073

        2,500   Massachusetts Health and Educational Facilities                      No Opt. Call          AAA             2,585,400
                 Authority, Revenue Bonds, Malden Hospital Issue
                 (FHA-Insured Project), Series A, 5.000%, 8/01/16

        2,000   Massachusetts Health and Educational Facilities                       7/06 at 100          Aaa             2,165,820
                 Authority, Revenue Bonds (Daughters of Charity
                 National Health System - The Carney Hospital),
                 Series D, 6.100%, 7/01/14 (Pre-refunded to 7/01/06)

        3,310   Massachusetts Health and Educational Facilities                       4/02 at 102          AAA             3,427,273
                 Authority, Revenue Bonds, New England Deaconess
                 Hospital Issue, Series D, 6.625%, 4/01/12
                 (Pre-refunded to 4/01/02)

          410   Massachusetts Health and Educational Facilities                       7/08 at 102          AAA               412,792
                 Authority, Revenue Bonds, Caregroup Issue,
                 Series A, 5.000%, 7/01/25

        1,000   Massachusetts Port Authority, Revenue Bonds,                          1/02 at 100          AAA             1,550,610
                 Series 1982, 13.000%, 7/01/13

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*    RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)

$       2,500   Massachusetts Industrial Finance Agency, Revenue                     11/02 at 102       AA-***         $   2,649,500
                 Refunding Bonds, College of the Holy Cross -
                 1992 Issue II, 6.375%, 11/01/15
                 (Pre-refunded to 11/01/02)

        1,150   Massachusetts Industrial Finance Agency, Revenue                      7/02 at 102          AAA             1,207,328
                  Bonds, Merrimack College Issue, Series 1992,
                 7.125%, 7/01/12 (Pre-refunded to 7/01/02)

        1,175   Massachusetts Industrial Finance Agency, Revenue                      7/03 at 102        A3***             1,261,844
                 Bonds, Brooks School Issue, Series 1993,
                 5.950%, 7/01/23 (Pre-refunded to 7/01/03)

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 6.5%

        1,000   Massachusetts Municipal Wholesale Electric Company,                   7/02 at 100          AAA             1,015,690
                 Power Supply System Revenue Bonds, 1992
                 Series A, 6.000%, 7/01/18

        3,150   Massachusetts Industrial Finance Agency, Resource                     1/02 at 103          N/R             3,251,493
                 Recovery Revenue Bonds (Semass Project), Series
                 1991B, 9.250%, 7/01/15 (Alternative Minimum Tax)

        2,500   Massachusetts Industrial Finance Agency, Resource                    12/08 at 102          BBB             2,372,374
                 Recovery Revenue Refunding Bonds (Ogden
                 Haverhill Project), Series 1998A, 5.600%,
                 12/01/19 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 1.2%

        1,250   Massachusetts Water Resources Authority, General                      3/03 at 100           AA             1,233,450
                 Revenue Refunding Bonds, 1993 Series B, 5.000%,
                 3/01/22
------------------------------------------------------------------------------------------------------------------------------------
$      95,225   Total Investments (cost $96,046,328) - 99.1%                                                             101,162,863
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.9%                                                                         921,023
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 102,083,886
                ====================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (DD) Security purchased on a delayed delivery basis.

                                 See accompanying notes to financial statements.


                            Nuveen Massachusetts Dividend Advantage Municipal Fund (NMB)

                            Portfolio of
                                    Investments November 30, 2001 (Unaudited)

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*    RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.9%

$       2,000   The Children's Trust Fund, Puerto Rico, Tobacco                       7/10 at 100          Aa3         $   2,115,960
                 Settlement Asset-Backed Bonds, Series 2000,
                 6.000%, 7/01/26

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 19.1%

        1,500   Massachusetts Educational Financing Authority,                        7/10 at 100          AAA             1,513,305
                 Educational Loan Revenue Bonds, Issue E, Series
                 2001, 5.300%, 1/01/16 (Alternative Minimum Tax)

        2,000   Massachusetts Development Finance Authority,                          5/29 at 105           A3             2,139,400
                 Revenue Bonds, Series 1999P, Boston University
                 Refunding Issue, 6.000%, 5/15/59

        1,250   Massachusetts Health and Educational Facilities                      10/09 at 101          Aaa             1,228,100
                 Authority, Revenue Bonds, Brandeis University
                 Issue, Series J, 5.000%, 10/01/26

        2,000   Massachusetts Health and Educational Facilities                       2/11 at 100          AA-             2,064,560
                 Authority, Revenue Bonds, Tufts University Issue,
                 Series 2001-I, 5.500%, 2/15/36

        1,250   University of Massachusetts Building Authority,                      11/10 at 100          AAA             1,267,275
                 Project Revenue Bonds, Senior Series 2000-2,
                 5.250%, 11/01/20

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 7.6%

        1,000   Massachusetts Health and Educational Facilities                       7/09 at 101          AA-               972,850
                 Authority, Revenue Bonds, Partners HealthCare
                 System Issue, Series B, 5.125%, 7/01/19

        1,000   Massachusetts Health and Educational Facilities                       7/11 at 101          AA-             1,017,640
                 Authority, Revenue Bonds, Partners HealthCare
                 System Issue, Series C, 5.750%, 7/01/32

        1,250   Massachusetts Health and Educational Facilities                       7/11 at 100          BBB             1,286,050
                 Authority, Revenue Bonds, UMass Memorial Health
                 Care Issue, Series 2001C, 6.625%, 7/01/32

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 5.5%

        1,000   Massachusetts Development Finance Agency,                             3/12 at 105          AAA             1,063,310
                 Assisted Living Facility Revenue Bonds (GNMA
                 Collateralized - The Arbors at Chicopee Project),
                 Series 2001A, 6.250%, 9/20/42 (Alternative
                 Minimum Tax)

        1,250   Massachusetts Housing Finance Agency, Rental                          1/11 at 100          AAA             1,274,800
                 Housing Mortgage Revenue Bonds, Series 2001A,
                 5.850%, 7/01/35 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 7.4%

          935   Massachusetts Housing Finance Agency, Single Family                  12/04 at 102           AA               973,242
                 Housing Revenue Bonds, Series 36, 6.600%,
                 12/01/26 (Alternative Minimum Tax)

        2,175   Massachusetts Housing Finance Agency, Single                          6/10 at 100          AAA             2,186,789
                 Family Housing Revenue Bonds, Series 82,
                 5.375%, 12/01/20 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.6%

          655   Massachusetts Development Finance Agency, First                       7/11 at 102         BBB-               673,019
                 Mortgage Revenue Bonds (Edgecombe Project),
                 Series 2001A, 6.750%, 7/01/21

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 20.3%

        1,000   City of Boston, Massachusetts, General Obligation                     8/11 at 100          Aa2               994,030
                 Bonds, Series 2001A, 5.000%, 2/01/20

        2,000   Town of Brookline, Massachusetts, General Obligation                  4/10 at 101          Aaa             2,103,540
                 Bonds, Series 2000, 5.375%, 4/01/17

        1,750   City of Lawrence, Massachusetts, General Obligation                   2/11 at 100          Aaa             1,742,405
                 Bonds, Series 2001, 5.000%, 2/01/21

        1,020   Massachusetts Bay Transportation Authority, General                   3/07 at 101          AAA             1,001,691
                 Transportation System Bonds, 1997 Series A,
                 5.000%, 3/01/27

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*    RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,250   The Commonwealth of Massachusetts, General                           10/10 at 100          Aa2        $   1,402,013
                 Obligation Bonds, Consolidated Loan, Series 2000C,
                 5.750%, 10/01/19

        1,420   Triton Regional School District, Massachusetts,                       4/11 at 101          Aaa            1,421,732
                 General Obligation Bonds, Series 2001,
                 5.000%, 4/01/21

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 7.5%

        1,000   Massachusetts Bay Transportation Authority,                           7/10 at 100          AAA            1,007,170
                 Assessment Bonds, 2000 Series A,
                 5.250%, 7/01/30

        1,000   Puerto Rico Municipal Finance Agency, 1999                            8/09 at 101          AAA            1,118,950
                 Series A Bonds, 6.000%, 8/01/16

        1,000   Virgin Islands Public Finance Authority, Revenue Bonds               10/10 at 101         BBB-            1,083,120
                 (Virgin Islands Gross Receipts Taxes Loan
                 Notes), Series 1999A, 6.375%, 10/01/19

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 10.1%

        2,000   Massachusetts Port Authority, Revenue Bonds, Series                   7/08 at 101          AAA            1,923,140
                 1998-D, 5.000%, 7/01/28

        2,500   Massachusetts Turnpike Authority, Metropolitan                        1/07 at 102          AAA            2,394,375
                 Highway System Revenue Bonds (Senior),
                 1997 Series A, 5.000%, 1/01/37

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 2.4%

        1,000   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101          AAA            1,046,630
                 Obligation Bonds, 2000 Series A,
                 5.500%, 10/01/40

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 2.2%

        1,000   Massachusetts Industrial Finance Agency, Resource                    12/08 at 102          BBB              948,950
                 Recovery Revenue Refunding Bonds
                 (Ogden Haverhill Project), Series 1998A,
                 5.600%, 12/01/19 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 9.6%

        2,000   Boston Water and Sewer Commission, Massachusetts,                    11/08 at 101          AAA            1,957,900
                 General Revenue Bonds (Senior), 1998
                 Series D, 5.000%, 11/01/28

        1,750   Massachusetts Water Pollution Abatement Trust,                        8/09 at 101          Aaa            1,849,486
                 Water Pollution Abatement Revenue Bonds
                 (MWRA Program), Subordinate Series
                 1999A, 5.750%, 8/01/29

          300   Massachusetts Water Resources Authority, General                      8/10 at 101          AAA              319,020
                 Revenue Bonds, 2000 Series A, 5.750%, 8/01/30
------------------------------------------------------------------------------------------------------------------------------------
$      41,255   Total Investments (cost $41,534,609) - 98.2%                                                             42,090,452
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 2.3%

$       1,000   Massachusetts Health and Educational Facilities                                         VMIG-1            1,000,000
=============    Authority, Revenue Bonds (Capital Asset
                 Program), Variable Rate Demand Bonds,
                 Series E, 1.550, 1/01/35+
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (0.5)%                                                                     (195,559)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $  42,894,893
                ====================================================================================================================


                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


                            Nuveen Missouri Premium Income Municipal Fund (NOM)

                            Portfolio of
                                    Investments November 30, 2001 (Unaudited)

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*    RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.1%

$       1,000   Missouri State Development Finance Board, Solid                      No Opt. Call          AA-         $     987,710
                 Waste Disposal Revenue Bonds (Procter & Gamble
                 Paper Products Company Project), Series 1999,
                 5.200%, 3/15/29 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 10.6%

        1,875   The Junior College District of Mineral Area, Missouri                 9/10 at 102          N/R             2,029,969
                 (Mineral Area College), Student Housing System
                 Revenue Bonds, Series 2000, 7.200%, 9/01/20

        2,000   Health and Educational Facilities Authority of the                    6/10 at 100         Baa2             2,107,240
                 State of Missouri, Educational Facilities Revenue
                 Bonds (Maryville University of St. Louis Project),
                 Series 2000, 6.750%, 6/15/30

          500   Health and Educational Facilities Authority of the                    2/08 at 101           A3               510,435
                 State of Missouri, Educational Facilities
                 Revenue Bonds (St. Louis Priory School
                 Project), 5.650%, 2/01/25

          365   Health and Educational Facilities Authority of the                    4/11 at 100          Aaa               378,870
                 State of Missouri, Educational Facilities
                 Revenue Bonds (Webster University),
                 Series 2001, 5.500%, 4/01/18

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 18.3%

        1,800   Johnson County, Missouri, Hospital Revenue Bonds                      6/10 at 100           AA             1,878,462
                 (Western Missouri Medical Center Project), Series
                 2000, 6.000%, 6/01/20

        2,500   Health and Educational Facilities Authority of the                    6/11 at 101          AAA             2,502,200
                 State of Missouri, Revenue Bonds (SSM Health
                 Care), Series 2001A, 5.250%, 6/01/28

          500   Health and Educational Facilities Authority of the                    6/11 at 101          AAA               502,605
                 State of Missouri, Health Facilities Revenue
                 Bonds (St. Luke's Episcopal-Presbyterian Hospitals),
                 Series 2001, 5.250%, 12/01/26

          425   Health and Educational Facilities Authority of the                    2/06 at 102         BBB+               437,380
                 State of Missouri, Health Facilities Revenue
                 Bonds (Lake of the Ozarks General Hospital,
                 Inc.), Series 1996, 6.500%, 2/15/21

        1,000   Health and Educational Facilities Authority of the                   12/10 at 101            A             1,047,320
                 State of Missouri, Health Facilities Revenue
                 Bonds (St. Anthony's Medical Center), Series
                 2000, 6.250%, 12/01/30

        1,000   Ray County, Missouri, Hospital Revenue Bonds (Ray                 5/05 at 101 1/2          N/R               986,010
                 County Memorial Hospital), Series 1997,
                 5.750%, 11/15/12

          950   Texas County, Missouri, Hospital Revenue Bonds                        6/10 at 100          N/R               951,748
                 (Texas County Memorial Hospital), Series 2000,
                 7.250%, 6/15/25

          500   The Industrial Development Authority of the City of                  11/07 at 101          BB+               452,475
                 West Plains, Missouri, Hospital Facilities Revenue
                 Bonds (Ozark Medical Center), Series 1997,
                 5.600%, 11/15/17

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 7.3%

        1,000   Missouri Housing Development Commission,                             12/11 at 100           AA             1,020,280
                 Multifamily Housing Revenue Bonds, 2001
                 Series II, 5.250%, 12/01/16

        1,250   The Industrial Development Authority of St. Charles                   4/08 at 102          AAA             1,250,063
                 County, Missouri, Multifamily Housing Revenue
                 Bonds (Ashwood Apartments Project), Series 1998A,
                 5.600%, 4/01/30 (Alternative Minimum Tax)

          545   The Industrial Development Authority of the County                    4/07 at 102          AAA               567,541
                 of St. Louis, Missouri, Multifamily Housing
                 Revenue Refunding Bonds (GNMA Collateralized -
                 South Summit Apartments Project), Series
                 1997A, 5.950%, 4/20/17

          600   The Industrial Development Authority of the County                    4/07 at 102          AAA               625,734
                 of St. Louis, Missouri, Multifamily Housing
                 Revenue Refunding Bonds (GNMA Collateralized -
                 South Summit Apartments Project), Series 1997B,
                 6.000%, 10/20/15 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 4.6%

        1,060   Missouri Housing Development Commission, Single                       3/06 at 105          AAA             1,185,313
                 Family Mortgage Revenue Bonds (Homeownership
                 Loan Program), 1995 Series C, 7.250%, 9/01/26
                  (Alternative Minimum Tax)

          945   Missouri Housing Development Commission, Single                       3/10 at 100          AAA               992,052
                 Family Mortgage Revenue Bonds (Homeownership
                 Loan Program), 2000 Series B-1, 6.250%, 3/01/31
                 (Alternative Minimum Tax)

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*    RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL - 17.4%

$       2,020   Ritenour School District of St. Louis County, Missouri,              No Opt. Call          AAA         $   2,481,954
                 General Obligation School Bonds, Series
                 1995, 7.375%, 2/01/12

        1,500   Francis Howell School District, St. Charles County,                  No Opt. Call          AAA             1,769,445
                 Missouri, General Obligation Refunding Bonds,
                 Series 1994A, 7.800%, 3/01/08

        1,000   School District of the City of St. Charles, Missouri,                 3/06 at 100          AA+             1,046,770
                 General Obligation Bonds (Missouri Direct
                 Deposit Program), Series 1996A, 5.625%, 3/01/14

        1,000   Pattonville R-3 School District, St. Louis County,                    3/10 at 101          AAA             1,082,520
                 Missouri, General Obligation Bonds, Series
                 2000, 5.750%, 3/01/17

          895   The Board of Education of the City of St. Louis,                     No Opt. Call          AAA             1,095,399
                 Missouri, General Obligation School Refunding
                 Bonds, Series 1993A, 8.500%, 4/01/07

          625   Reorganized School District No. R-IV of Stone County,                No Opt. Call          AAA               776,550
                 Reeds Spring, Missouri, General Obligation
                 School Building Refunding and Improvement
                 Bonds, Series 1995, 7.600%, 3/01/10

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 14.4%

        1,000   City of Brentwood, Missouri, Tax Increment Revenue                    5/05 at 100          N/R               990,780
                 Bonds, Brentwood Square Refunding and
                 Improvement Bonds, Series 2001,
                 5.700%, 5/01/22

        1,000   Land Clearance for Redevelopment Authority of                        12/05 at 102          AAA             1,057,630
                 Kansas City, Missouri, Lease Revenue Bonds
                 (Municipal Auditorium and Muehlebach Hotel
                 Redevelopment Projects), Series 1995A,
                 5.900%, 12/01/18

        2,000   Missouri Development Finance Board, Infrastructure                    4/10 at 100          AAA             2,121,380
                 Facilities Revenue Bonds, Kansas City, Missouri
                 (Midtown Redevelopment Projects), Series
                 2000A, 5.750%, 4/01/22

          450   Monarch-Chesterfield Levee District, St. Louis County,                3/10 at 101          AAA               483,516
                 Missouri, Levee District Improvement Bonds,
                 Series 1999, 5.750%, 3/01/19

        2,000   The Public Building Corporation of the City of                        6/10 at 100          AAA             2,188,340
                 Springfield, Missouri, Leasehold Revenue Bonds,
                 Series 2000A (Jordan Valley Park Projects),
                 6.125%, 6/01/21

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 3.3%

          500   Kansas City, Missouri, Passenger Facility Charge                      4/11 at 101          AAA               483,100
                 Revenue Bonds (Kansas City International Airport),
                 Series 2001, 5.000%, 4/01/23
                 (Alternative Minimum Tax)

        1,000   Land Clearance for Redevelopment Authority of the                     9/09 at 102          N/R             1,066,430
                 City of St. Louis, Missouri, Parking Facility
                 Revenue Refunding and Improvement Bonds,
                 Series of 1999C (LCRA Parking Facilities Project),
                 7.000%, 9/01/19

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 17.7%

          675   Health and Educational Facilities Authority of the                    2/06 at 102      BBB+***               763,088
                 State of Missouri, Health Facilities Revenue
                 Bonds (Lake of the Ozarks General Hospital,
                 Inc.), Series 1996, 6.500%, 2/15/21
                 (Pre-refunded to 2/15/06)

        1,290   Health and Educational Facilities Authority of the                   12/01 at 101          AAA             1,324,379
                 State of Missouri, Health Facilities Revenue
                 Bonds (SSM Health Care Obligated Group
                 Projects), Series 1990B, 7.000%, 6/01/15

          825   Health and Educational Facilities Authority of the                    3/10 at 101       Aa1***               936,243
                 State of Missouri, Educational Facilities Revenue
                 Bonds (The Washington University), Series 2000A,
                 6.000%, 3/01/30 (Pre-refunded to 3/01/10)

          530   State Environmental Improvement and Energy                            7/04 at 102          AAA               582,603
                 Resources Authority, Missouri, Water Pollution
                 Control Revenue Bonds (State Revolving Fund
                 Program - City of Branson Project), Series
                 1995A, 6.050%, 7/01/16 (Pre-refunded to 7/01/04)

          540   State Environmental Improvement and Energy                            1/06 at 101          Aaa               593,860
                 Resources Authority, Missouri, Water Pollution
                 Control Revenue Bonds (State Revolving Fund -
                 Multiple Participant Program), Series 1996D,
                 5.875%, 1/01/15 (Pre-refunded to 1/01/06)

        1,000   St. Louis County Certificates of Receipt, Missouri,                  No Opt. Call          AAA             1,068,610
                 GNMA Collateralized Mortgage Revenue Bonds,
                 Series 1993D, 5.650%, 7/01/20
                 (Alternative Minimum Tax)

        1,275   St. Louis Municipal Finance Corporation, St. Louis,                   2/05 at 100          AAA             1,394,850
                 Missouri (Lessee), Leasehold Revenue
                 Improvement and Refunding Bonds, Series 1992,
                 6.250%, 2/15/12 (Pre-refunded to 2/15/05)

        1,600   St. Louis Municipal Finance Corporation, City Justice                 2/06 at 102          AAA             1,768,288
                 Center, St. Louis, Missouri (Lessee), Leasehold
                 Revenue Improvement Bonds, Series 1996A,
                 5.750%, 2/15/11 (Pre-refunded to 2/15/06)


                            Nuveen Missouri Premium Income Municipal Fund (NOM) (continued)
                                   Portfolio of Investments November 30, 2001 (Unaudited)

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*    RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER - 2.4%

$         350   State Environmental Improvement and Energy                           No Opt. Call          Aaa         $     416,871
                 Resources Authority, Missouri, Water Pollution
                 Control Revenue Bonds (State Revolving Fund
                 Program - City of Kansas City Project),
                 Series 1997C, 6.750%, 1/01/12

          470   State Environmental Improvement and Energy                            7/04 at 102          AAA               504,384
                 Resources Authority, Missouri, Water Pollution
                 Control Revenue Bonds (State Revolving Fund
                 Program - City of Branson Project), Series
                 1995A, 6.050%, 7/01/16

          210   State Environmental Improvement and Energy                            1/06 at 101          Aaa               224,640
                 Resources Authority, Missouri, Water Pollution
                 Control Revenue Bonds (State Revolving Fund
                 Program - Multiple Participant Series), Series
                 1996D, 5.875%, 1/01/15
------------------------------------------------------------------------------------------------------------------------------------
$      43,570   Total Investments (cost $43,880,720) - 98.1%                                                              46,635,037
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.9%                                                                         886,156
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $ 47,521,193
                ====================================================================================================================



                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


Statement of
           Net Assets November 30, 2001 (Unaudited)
                                                            CONNECTICUT          CONNECTICUT             GEORGIA             GEORGIA
                                                                PREMIUM             DIVIDEND             PREMIUM            DIVIDEND
                                                                 INCOME            ADVANTAGE              INCOME           ADVANTAGE
                                                                  (NTC)                (NFC)               (NPG)               (NZX)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value       $112,391,240          $54,850,099         $84,053,146         $45,867,303
Temporary investments in short-term municipal securities,
   at amortized cost, which approximates market value                --                   --                  --           2,450,000
Cash                                                                 --                   --                  --           5,657,348
Receivables:
   Interest                                                   1,760,418              725,925           1,683,754             415,575
   Investments sold                                           1,068,243            1,014,236                  --                  --
Other assets                                                     14,386                5,792              43,631                  --
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                          115,234,287           56,596,052          85,780,531          54,390,226
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                  266,423              681,211             525,976                  --
Payable for investments purchased                                    --                   --           2,716,267          11,542,362
Accrued expenses:
   Management fees                                               61,656               16,178              44,263              10,598
   Organization and offering costs                                   --                   --                  --              63,208
   Other                                                            886               99,006              27,583             178,715
Preferred share dividends payable                                 1,206                1,922                 438               2,794
Common share dividends payable                                  363,329              177,890             255,888             130,074
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                         693,500              976,207           3,570,415          11,927,751
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                 $114,540,787          $55,619,845         $82,210,116         $42,462,475
====================================================================================================================================
Preferred shares, at liquidation value                     $ 38,300,000          $19,500,000         $27,800,000         $15,000,000
====================================================================================================================================
Preferred shares outstanding                                      1,532                  780               1,112                 600
====================================================================================================================================
Common shares outstanding                                     5,266,265            2,541,325           3,763,066           1,956,000
====================================================================================================================================
Net asset value per Common share outstanding (net assets
   less Preferred shares at liquidation value, divided by
   Common shares outstanding)                              $      14.48          $     14.21         $     14.46         $     14.04
====================================================================================================================================

                         See accompanying notes to financial statements


Statement of
      Net Assets (Unaudited) (continued)

                                                                               MASSACHUSETTS       MASSACHUSETTS            MISSOURI
                                                                                     PREMIUM            DIVIDEND             PREMIUM
                                                                                      INCOME           ADVANTAGE              INCOME
                                                                                       (NMT)               (NMB)               (NOM)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value                            $101,162,863         $42,090,452         $46,635,037
Temporary investments in short-term municipal securities,
   at amortized cost, which approximates market value                                     --           1,000,000                  --
Cash                                                                                  27,627                  --             126,655
Receivables:
   Interest                                                                        1,705,865             713,478             885,488
   Investments sold                                                                4,057,640                  --              55,972
Other assets                                                                          12,463               6,140               7,865
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                               106,966,458          43,810,070          47,711,017
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                            --             661,068                  --
Payable for investments purchased                                                  4,479,125                  --                  --
Accrued expenses:
   Management fees                                                                    54,974              12,464              25,626
   Organization and offering costs                                                        --                  --                  --
   Other                                                                              24,246              97,826              17,623
Preferred share dividends payable                                                      1,583               2,034                 745
Common share dividends payable                                                       322,644             141,785             145,830
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                            4,882,572             915,177             189,824
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                      $102,083,886         $42,894,893         $47,521,193
====================================================================================================================================
Preferred shares, at liquidation value                                          $ 34,000,000         $15,000,000         $16,000,000
====================================================================================================================================
Preferred shares outstanding                                                           1,360                 600                 640
====================================================================================================================================
Common shares outstanding                                                          4,676,011           1,942,265           2,192,940
====================================================================================================================================
Net asset value per Common share outstanding (net assets
   less Preferred shares at liquidation value, divided by
   Common shares outstanding)                                                   $      14.56         $     14.36         $     14.37
====================================================================================================================================

                                 See accompanying notes to financial statements.


Statement of
      Operations Six Months Ended November 30, 2001 (Unaudited)

                                                            CONNECTICUT         CONNECTICUT              GEORGIA            GEORGIA
                                                                PREMIUM             DIVIDEND             PREMIUM           DIVIDEND
                                                                 INCOME            ADVANTAGE              INCOME          ADVANTAGE
                                                                  (NTC)                (NFC)               (NPG)             (NZX)*
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                            $3,162,047           $1,439,341          $2,336,105          $ 217,517
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                 373,775              182,215             268,164             35,557
Preferred shares - auction fees                                  48,006               24,279              34,845              1,541
Preferred shares - dividend disbursing agent fees                 5,014                5,014               5,014                411
Shareholders' servicing agent fees and expenses                   7,060                3,285               3,358                651
Custodian's fees and expenses                                    16,334               20,677              18,672              4,641
Trustees' fees and expenses                                         639                  501                 546                181
Professional fees                                                 7,846               10,160               7,821              3,443
Shareholders' reports - printing and mailing expenses            12,455               16,913               6,302              4,860
Stock exchange listing fees                                       9,723                   --               2,300                 --
Investor relations expense                                        9,046                3,788               6,645                 --
Other expenses                                                    5,763                2,670               4,891                359
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and
  expense reimbursement                                         495,661              269,502             358,558             51,644
  Custodian fee credit                                           (1,043)              (9,760)             (5,614)              (446)
  Expense reimbursement                                              --              (84,099)                 --            (15,970)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                    494,618              175,643             352,944             35,228
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                         2,667,429            1,263,698           1,983,161            182,289
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions           368,535             (101,697)             62,397             14,218
Change in net unrealized appreciation (depreciation)
   of investments                                               897,103              939,447             918,338           (239,185)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                              1,265,638              837,750             980,735           (224,967)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations        $3,933,067           $2,101,448          $2,963,896          $ (42,678)
===================================================================================================================================

*    For the period September 25, 2001 (commencement of operations) through
     November 30, 2001.


                                 See accompanying notes to financial statements.


Statement of
      Operations Six Months Ended November 30, 2001 (Unaudited) (continued)

                                                                               MASSACHUSETTS       MASSACHUSETTS           MISSOURI
                                                                                     PREMIUM            DIVIDEND            PREMIUM
                                                                                      INCOME           ADVANTAGE             INCOME
                                                                                       (NMT)               (NMB)              (NOM)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                 $2,904,466          $1,134,041         $1,321,620
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                      333,068             140,056            154,682
Preferred shares - auction fees                                                       42,617              18,676             20,055
Preferred shares - dividend disbursing agent fees                                      5,014               5,014              5,014
Shareholders' servicing agent fees and expenses                                        3,937               3,285              3,173
Custodian's fees and expenses                                                         18,595              26,819             13,844
Trustees' fees and expenses                                                              590                 501                413
Professional fees                                                                      8,071              10,160              7,569
Shareholders' reports - printing and mailing expenses                                 13,164              10,158              7,530
Stock exchange listing fees                                                            9,781                  --              1,143
Investor relations expense                                                             8,603               3,627              3,999
Other expenses                                                                         5,618               7,582              3,155
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                 449,058             225,878            220,577
  Custodian fee credit                                                                (4,201)            (16,503)            (2,819)
  Expense reimbursement                                                                   --             (64,641)                --
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                         444,857             144,734            217,758
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                              2,459,609             989,307          1,103,862
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions                                334,297             (31,957)           (11,039)
Change in net unrealized appreciation (depreciation) of investments                  863,849             994,066            828,419
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                   1,198,146             962,109            817,380
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                             $3,657,755          $1,951,416         $1,921,242
===================================================================================================================================


                         See accompanying notes to financial statements.


Statement of
      Changes in Net Assets (Unaudited)

                                         CONNECTICUT                         CONNECTICUT
                                      PREMIUM INCOME (NTC)             DIVIDEND ADVANTAGE (NFC)       GEORGIA PREMIUM INCOME (NPG)
                                -------------------------------    --------------------------------   ------------------------------
                                                                                            FOR THE
                                                                                     PERIOD 1/26/01
                                                                                      (COMMENCEMENT
                                    SIX MONTHS       YEAR ENDED        SIX MONTHS    OF OPERATIONS)       SIX MONTHS     YEAR ENDED
                                ENDED 11/30/01          5/31/01    ENDED 11/30/01   THROUGH 5/31/01   ENDED 11/30/01        5/31/01
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income             $ 2,667,429      $ 5,383,842       $ 1,263,698         $  537,367      $ 1,983,161    $ 3,987,219
Net realized gain (loss) from
   investment transactions            368,535              576          (101,697)           (57,242)          62,397      1,111,221
Change in net unrealized appreciation
   (depreciation) of investments      897,103        6,892,339           939,447           (548,693)         918,338      3,931,839
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                  3,933,067       12,276,757         2,101,448            (68,568)       2,963,896      9,030,279
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net
investment income:
   Common shareholders             (2,162,619)      (4,316,867)       (1,067,168)         (533,518)      (1,517,552)     (2,989,672)
   Preferred shareholders            (345,584)      (1,264,121)         (180,041)         (122,470)        (281,161)       (981,605)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions
   to shareholders                 (2,508,203)      (5,580,988)       (1,247,209)         (655,988)      (1,798,713)     (3,971,277)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares        --               --                --        36,216,383               --              --
   Net proceeds from shares issued to
     shareholders due to reinvestment
     of distributions                 174,090          366,668            11,103             1,776           77,209         117,835
Preferred shares:
   Net proceeds from sale of shares        --               --                --        19,160,625               --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital
  share transactions                  174,090          366,668            11,103        55,378,784           77,209         117,835
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets          1,598,954        7,062,437           865,342        54,654,228        1,242,392       5,176,837
Net assets at the beginning
  of period                       112,941,833      105,879,396        54,754,503           100,275       80,967,724      75,790,887
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period  $114,540,787     $112,941,833       $55,619,845       $54,754,503      $82,210,116     $80,967,724
===================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of period                 $    494,904     $    231,595       $   (99,931)      $  (118,621)     $   497,263     $   169,607
===================================================================================================================================


                                 See accompanying notes to financial statements.


Statement of
      Changes in Net Assets (Unaudited) (continued)
                                                   GEORGIA
                                                   DIVIDEND              MASSACHUSETTS PREMIUM               MASSACHUSETTS
                                                ADVANTAGE (NZX)               INCOME (NMT)               DIVIDEND ADVANTAGE (NMB)
                                               ----------------    --------------------------------  ------------------------------
                                                        FOR THE                                                             FOR THE
                                                 PERIOD 9/25/01                                                      PERIOD 1/31/01
                                                  (COMMENCEMENT                                                       (COMMENCEMENT
                                                 OF OPERATIONS)       SIX MONTHS        YEAR ENDED       SIX MONTHS  OF OPERATIONS)
                                               THROUGH 11/30/01   ENDED 11/30/01           5/31/01   ENDED 11/30/01 THROUGH 5/31/01
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                $  182,289      $ 2,459,609       $ 4,893,855       $  989,307      $  472,617
Net realized gain (loss) from investment
   transactions                                          14,218          334,297            22,543          (31,957)        (25,524)
Change in net unrealized appreciation
   (depreciation) of investments                       (239,185)         863,849         5,076,539          994,066        (435,935)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                                      (42,678)       3,657,755         9,992,937        1,951,416          11,158
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net investment income:
   Common shareholders                                 (130,075)      (1,920,640)       (3,804,794)        (850,626)       (425,298)
   Preferred shareholders                               (10,252)        (341,461)       (1,136,585)        (161,136)       (102,546)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions
   to shareholders                                     (140,327)      (2,262,101)       (4,941,379)      (1,011,762)       (527,844)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                  27,860,955               --                --               --      27,660,825
   Net proceeds from shares issued to
     shareholders due to reinvestment
     of distributions                                       --           109,467           203,930            4,060              15
Preferred shares:
   Net proceeds from sale of shares                  14,684,250               --                --               --      14,706,750
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital
  share transactions                                 42,545,205          109,467           203,930            4,060      42,367,590
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                           42,362,200        1,505,121         5,255,488          943,714      41,850,904
Net assets at the beginning of period                   100,275      100,578,765        95,323,277       41,951,179         100,275
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                     $42,462,475     $102,083,886      $100,578,765      $42,894,893     $41,951,179
===================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of period                                     $   41,962       $  427,999        $   30,016        $ (75,394)      $ (55,227)
===================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                                             MISSOURI PREMIUM
                                                                                                               INCOME (NOM)
                                                                                                     ------------------------------
                                                                                                         SIX MONTHS      YEAR ENDED
                                                                                                     ENDED 11/30/01         5/31/01
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                                   $ 1,103,862     $ 2,229,305
Net realized gain (loss) from investment
   transactions                                                                                             (11,039)        181,966
Change in net unrealized appreciation
   (depreciation) of investments                                                                            828,419       2,388,233
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                                                                                        1,921,242       4,799,504
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net investment income:
   Common shareholders                                                                                     (866,789)     (1,616,505)
   Preferred shareholders                                                                                  (186,838)       (555,464)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions
   to shareholders                                                                                       (1,053,627)     (2,171,969)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                                                              --              --
   Net proceeds from shares issued to
     shareholders due to reinvestment
     of distributions                                                                                       145,248         180,182
Preferred shares:
   Net proceeds from sale of shares                                                                              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital
  share transactions                                                                                        145,248         180,182
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                                1,012,863       2,807,717
Net assets at the beginning of period                                                                    46,508,330      43,700,613
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                                         $47,521,193     $46,508,330
===================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of period                                                                                        $   161,805     $    88,313
===================================================================================================================================

                                 See accompanying notes to financial statements.


Notes to
       Financial Statements (Unaudited)


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The state Funds (the "Funds") covered in this report and their corresponding stock exchange symbols are Nuveen Connecticut Premium Income Municipal Fund
(NTC), Nuveen Connecticut Dividend Advantage Municipal Fund (NFC), Nuveen Georgia Premium Income Municipal Fund (NPG), Nuveen Georgia Dividend Advantage Municipal Fund (NZX), Nuveen Massachusetts Premium Income Municipal Fund (NMT), Nuveen Massachusetts Dividend Advantage Municipal Fund (NMB) and Nuveen Missouri Premium Income Municipal Fund (NOM). Connecticut Premium Income (NTC) and Massachusetts Premium Income (NMT) are traded on the New York Stock Exchange while Connecticut Dividend Advantage (NFC), Georgia Premium Income (NPG), Georgia Dividend Advantage (NZX), Massachusetts Dividend Advantage (NMB) and Missouri Premium Income (NOM) are traded on the American Stock Exchange. Prior to the commencement of operations of Connecticut Dividend Advantage (NFC), Georgia Dividend Advantage (NZX) and Massachusetts Dividend Advantage (NMB), each Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company and the recording of the organizational expenses ($15,000, $11,500 and $15,000, respectively) and their reimbursement by Nuveen Investments, also a wholly owned subsidiary of The John Nuveen Company.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state. The Funds are registered under the Investment Company Act of 1940 as closed-end management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 2001, Georgia Premium Income (NPG), Georgia Dividend Advantage
(NZX) and Massachusetts Premium Income (NMT) had outstanding when-issued or delayed delivery purchase commitments of $2,716,267, $6,510,806 and $4,479,125, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities for financial reporting purposes.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding for each Fund is as follows:

                  CONNECTICUT  CONNECTICUT      GEORGIA    GEORGIA  MASSACHUSETTS  MASSACHUSETTS     MISSOURI
                      PREMIUM     DIVIDEND      PREMIUM   DIVIDEND        PREMIUM       DIVIDEND      PREMIUM
                       INCOME    ADVANTAGE       INCOME  ADVANTAGE         INCOME      ADVANTAGE       INCOME
                        (NTC)        (NFC)        (NPG)      (NZX)          (NMT)          (NMB)        (NOM)
-------------------------------------------------------------------------------------------------------------
Number of Shares:
   Series M                --           --           --        600             --             --           --
   Series T                --          780           --         --             --            600           --
   Series Th            1,532           --        1,112         --          1,360             --          640
=============================================================================================================

Effective November 16, 2001, Georgia Dividend Advantage (NZX) issued 600 Series M $25,000 stated value Preferred shares.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the period ended November 30, 2001.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Offering Costs
Nuveen Investments has agreed to pay all offering costs (other than the sales load) that exceed $.03 per Common share for Connecticut Dividend Advantage
(NFC), Georgia Dividend Advantage (NZX) and Massachusetts Dividend Advantage
(NMB). Connecticut Dividend Advantage's (NFC), Georgia Dividend Advantage's
(NZX) and Massachusetts Dividend Advantage's (NMB) share of offering costs ($76,005, $58,470 and $58,050, respectively) were recorded as a reduction of the proceeds from the sale of common shares.

Costs incurred by Connecticut Dividend Advantage (NFC), Georgia Dividend Advantage (NZX) and Massachusetts Dividend Advantage (NMB) in connection with their offering of Preferred shares ($339,375, $315,750 and $293,250, respectively) were recorded as a reduction of the proceeds from the sale of the Preferred shares.

Notes to
    Financial Statements (Unaudited) (continued)

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Change in Accounting Policy
As required, effective June 1, 2001, the Funds have adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began accreting taxable market discount on debt securities. Prior to June 1, 2001, the Funds did not accrete taxable market discounts on debt securities until they were sold. The cumulative effect of this accounting change had no impact on the total net assets or the net assets values of the Funds, but resulted in an increase in the cost of securities and a corresponding decrease in unrealized appreciation based on securities held by the Funds on June 1, 2001 as follows:

                  CONNECTICUT CONNECTICUT      GEORGIA      GEORGIA  MASSACHUSETTS  MASSACHUSETTS     MISSOURI
                      PREMIUM    DIVIDEND      PREMIUM     DIVIDEND        PREMIUM       DIVIDEND      PREMIUM
                       INCOME   ADVANTAGE       INCOME    ADVANTAGE         INCOME      ADVANTAGE       INCOME
                        (NTC)       (NFC)        (NPG)        (NZX)          (NMT)          (NMB)        (NOM)
--------------------------------------------------------------------------------------------------------------
                     $104,083      $2,201     $143,208          $--       $200,475        $2,288       $23,257
==============================================================================================================


The effect of this change for the six months ended November 30, 2001, was to increase net investment income with a corresponding decrease in net unrealized appreciation as follows:

                  CONNECTICUT CONNECTICUT      GEORGIA      GEORGIA  MASSACHUSETTS  MASSACHUSETTS     MISSOURI
                      PREMIUM    DIVIDEND      PREMIUM     DIVIDEND        PREMIUM       DIVIDEND      PREMIUM
                       INCOME   ADVANTAGE       INCOME    ADVANTAGE         INCOME      ADVANTAGE       INCOME
                        (NTC)       (NFC)        (NPG)        (NZX)          (NMT)          (NMB)        (NOM)
--------------------------------------------------------------------------------------------------------------
                       $7,584      $3,655      $11,147          $--        $19,006         $4,388       $1,658
==============================================================================================================

The Statement of Changes in Net Assets and Financial Highlights for the prior periods have not been restated to reflect this change in presentation.

2. FUND SHARES
Transactions in Common and Preferred shares were as follows:

                                                                                                                        GEORGIA
                                                                                                                        DIVIDEND
                                     CONNECTICUT             CONNECTICUT DIVIDEND                 GEORGIA               ADVANTAGE
                                PREMIUM INCOME (NTC)             ADVANTAGE (NFC)            PREMIUM INCOME (NPG)          (NZX)
                           ----------------------------  ------------------------------  -------------------------  ----------------
                                                                                FOR THE                                      FOR THE
                                                                         PERIOD 1/26/01                               PERIOD 9/25/01
                                                                          (COMMENCEMENT                                (COMMENCEMENT
                               SIX MONTHS    YEAR ENDED      SIX MONTHS  OF OPERATIONS)      SIX MONTHS YEAR ENDED    OF OPERATIONS)
                           ENDED 11/30/01       5/31/01  ENDED 11/30/01 THROUGH 5/31/01  ENDED 11/30/01    5/31/01  THROUGH 11/30/01
------------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                         --            --              --       2,533,500              --         --         1,949,000
   Shares issued to
     shareholders
     due to reinvestment
     of distributions              10,660        24,620             705             120           5,064      8,153                --
------------------------------------------------------------------------------------------------------------------------------------
                                   10,660        24,620             705       2,533,620           5,064      8,153         1,949,000
====================================================================================================================================
Preferred shares sold                  --            --              --             780              --         --               600
====================================================================================================================================


                                   MASSACHUSETTS              MASSACHUSETTS DIVIDEND                    MISSOURI
                               PREMIUM INCOME (NMT)              ADVANTAGE (NMB)                   PREMIUM INCOME (NOM)
                            --------------------------   -------------------------------    -------------------------------
                                                                                 FOR THE
                                                                          PERIOD 1/31/01
                                                                           (COMMENCEMENT
                                SIX MONTHS  YEAR ENDED       SIX MONTHS   OF OPERATIONS)        SIX MONTHS       YEAR ENDED
                            ENDED 11/30/01     5/31/01   ENDED 11/30/01  THROUGH 5/31/01    ENDED 11/30/01          5/31/01
---------------------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                          --          --               --        1,935,000                --               --
   Shares issued to shareholders
     due to reinvestment of
     distributions                   7,082      13,928              264                1             9,862           13,147
---------------------------------------------------------------------------------------------------------------------------
                                     7,082      13,928              264        1,935,001             9,862           13,147
===========================================================================================================================
Preferred shares sold                   --          --               --              600                --               --
===========================================================================================================================


Notes to
    Financial Statements (Unaudited) (continued)


3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 28, 2001, to shareholders of record on December 15, 2001, as follows:

                  CONNECTICUT  CONNECTICUT       GEORGIA      GEORGIA  MASSACHUSETTS  MASSACHUSETTS     MISSOURI
                      PREMIUM     DIVIDEND       PREMIUM     DIVIDEND        PREMIUM       DIVIDEND      PREMIUM
                       INCOME    ADVANTAGE        INCOME    ADVANTAGE         INCOME      ADVANTAGE       INCOME
                        (NTC)        (NFC)         (NPG)        (NZX)          (NMT)          (NMB)        (NOM)
----------------------------------------------------------------------------------------------------------------
Dividend per share     $.0700       $.0700        $.0700       $.0665         $.0700         $.0730       $.0675
================================================================================================================

At the same time, the following Funds also declared ordinary taxable income distributions as follows:

                                                           CONNECTICUT   GEORGIA
                                                               PREMIUM   PREMIUM
                                                                INCOME    INCOME
                                                                 (NTC)     (NPG)
--------------------------------------------------------------------------------
Ordinary taxable income distributions per share                 $.0019    $.0189
================================================================================

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the six months ended November 30, 2001, were as follows:

                       CONNECTICUT  CONNECTICUT      GEORGIA      GEORGIA   MASSACHUSETTS   MASSACHUSETTS     MISSOURI
                           PREMIUM     DIVIDEND      PREMIUM     DIVIDEND         PREMIUM        DIVIDEND      PREMIUM
                            INCOME    ADVANTAGE       INCOME    ADVANTAGE          INCOME       ADVANTAGE       INCOME
                             (NTC)        (NFC)        (NPG)       (NZX)*           (NMT)           (NMB)        (NOM)
----------------------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal
   securities           $6,577,015  $ 6,114,817  $14,314,199  $47,076,802      $8,017,925      $1,050,000   $2,686,785
   Short-term municipal
   securities                   --           --           --    4,900,000              --       1,000,000           --
Sales and maturities:
   Long-term municipal
   securities            8,951,447   13,050,757   17,537,505      974,910       5,405,800       3,461,395    2,482,306
   Short-term municipal
   securities                   --           --           --    2,450,000       2,000,000              --           --
======================================================================================================================

*    For the period September 25, 2001 (commencement of operations) through
     November 30, 2001.


At November 30, 2001, the cost of investments owned for federal income tax purposes were as follows:

                       CONNECTICUT  CONNECTICUT      GEORGIA      GEORGIA   MASSACHUSETTS   MASSACHUSETTS     MISSOURI
                           PREMIUM     DIVIDEND      PREMIUM     DIVIDEND         PREMIUM        DIVIDEND      PREMIUM
                            INCOME    ADVANTAGE       INCOME    ADVANTAGE          INCOME       ADVANTAGE       INCOME
                             (NTC)        (NFC)        (NPG)       (NZX)*           (NMT)           (NMB)        (NOM)
----------------------------------------------------------------------------------------------------------------------
                      $107,089,906  $54,455,690  $79,806,798  $48,556,488     $95,826,847     $42,527,933  $43,855,805
======================================================================================================================

At May 31, 2001, the Funds' last fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                               CONNECTICUT  CONNECTICUT    GEORGIA  MASSACHUSETTS  MASSACHUSETTS     MISSOURI
                                   PREMIUM     DIVIDEND    PREMIUM        PREMIUM       DIVIDEND      PREMIUM
                                    INCOME    ADVANTAGE     INCOME         INCOME      ADVANTAGE       INCOME
                                     (NTC)        (NFC)      (NPG)          (NMT)          (NMB)        (NOM)
-------------------------------------------------------------------------------------------------------------
Expiration year:
   2003                         $  715,734          $--        $--     $  552,942            $--   $  768,346
   2004                          1,105,901           --  1,837,441        945,779             --      708,417
   2005                            847,914           --    340,685        195,761             --           --
   2006                                 --           --         --             --             --           --
   2007                                 --           --         --             --             --           --
   2008                              7,281           --    129,908        210,989             --       57,432
   2009                            168,464       57,242         --        718,509         25,524           --
-------------------------------------------------------------------------------------------------------------
Total                           $2,845,294      $57,242 $2,308,034     $2,623,980        $25,524   $1,534,195
=============================================================================================================


5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at November 30, 2001, were as follows:

                       CONNECTICUT  CONNECTICUT      GEORGIA      GEORGIA   MASSACHUSETTS   MASSACHUSETTS     MISSOURI
                           PREMIUM     DIVIDEND      PREMIUM     DIVIDEND         PREMIUM        DIVIDEND      PREMIUM
                            INCOME    ADVANTAGE       INCOME    ADVANTAGE          INCOME       ADVANTAGE       INCOME
                             (NTC)        (NFC)        (NPG)       (NZX)*           (NMT)           (NMB)        (NOM)
----------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation         $5,446,401    $ 665,909   $4,363,468    $  82,524      $5,501,309        $645,983   $2,839,656
   depreciation           (145,067)    (271,500)    (117,120)    (321,709)       (165,293)        (83,464)     (60,424)
----------------------------------------------------------------------------------------------------------------------
Net unrealized
   appreciation
   (depreciation)       $5,301,334    $ 394,409   $4,246,348    $(239,185)     $5,336,016        $562,519   $2,779,232
======================================================================================================================


Notes to
    Financial Statements (Unaudited) (continued)

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' (excluding Connecticut Dividend Advantage (NFC), Georgia Dividend Advantage (NZX)and Massachusetts Dividend Advantage (NMB)) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                                         MANAGEMENT FEE
-------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For the next $3 billion                                              .5875 of 1
For net assets over $5 billion                                       .5750 of 1
===============================================================================


Under Connecticut Dividend Advantage's (NFC), Georgia Dividend Advantage's (NZX) and Massachusetts Dividend Advantage's (NMB) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                                         MANAGEMENT FEE
-------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5750 of 1
===============================================================================


The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Connecticut Dividend Advantage (NFC) and Massachusetts Dividend Advantage (NMB) in an amount equal to .30% of the average daily net assets for the period from each Fund's commencement of operations through January 31, 2006,
 .25% of the average daily net assets for the year ended January 31, 2007, .20% of the average daily net assets for the year ended January 31, 2008, .15% of the average daily net assets for the year ended January 31, 2009, .10% of the average daily net assets for the year ended January 31, 2010, and .05% of the average daily net assets for the year ended January 31, 2011. The Adviser has not agreed to reimburse Connecticut Dividend Advantage (NFC) and Massachusetts Dividend Advantage (NMB) for any portion of its fees and expenses beyond January 31, 2011.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Georgia Dividend Advantage (NZX) in an amount equal to .30% of the average daily net assets for the period September 25, 2001 (commencement of operations) through September 30, 2006, .25% of the average daily net assets for the year ended September 30, 2007, .20% of the average daily net assets for the year ended September 30, 2008, .15% of the average daily net assets for the year ended September 30, 2009, .10% of the average daily net assets for the year ended September 30, 2010, and .05% of the average daily net assets for the year ended September 30, 2011. The Adviser has not agreed to reimburse Georgia Dividend Advantage (NZX) for any portion of its fees and expenses beyond September 30, 2011.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS
At November 30, 2001, net assets consisted of:

                        CONNECTICUT  CONNECTICUT      GEORGIA      GEORGIA MASSACHUSETTS  MASSACHUSETTS      MISSOURI
                            PREMIUM     DIVIDEND      PREMIUM     DIVIDEND       PREMIUM       DIVIDEND       PREMIUM
                             INCOME    ADVANTAGE       INCOME    ADVANTAGE        INCOME      ADVANTAGE        INCOME
                              (NTC)        (NFC)        (NPG)        (NZX)         (NMT)          (NMB)         (NOM)
---------------------------------------------------------------------------------------------------------------------
Preferred shares,
   $25,000 stated value
   per share, at
   liquidation value   $ 38,300,000  $19,500,000  $27,800,000  $15,000,000  $ 34,000,000    $15,000,000   $16,000,000
Common shares,
   $.01 par value
   per share                 52,663       25,413       37,631       19,560        46,760         19,423        21,929
Paid-in surplus          72,958,312   35,964,749   52,025,678   27,625,920    64,782,275     27,452,502    30,128,376
Undistributed
   (Over-distribution of)
   net investment income    494,904      (99,931)     497,263       41,962       427,999        (75,394)      161,805
Accumulated net
   realized gain (loss)
   from investment
   transactions          (2,476,759)    (158,939)  (2,245,637)      14,218    (2,289,683)       (57,481)   (1,545,234)
Net unrealized appreciation
   (depreciation)
   of investments         5,211,667      388,553    4,095,181     (239,185)    5,116,535        555,843     2,754,317
---------------------------------------------------------------------------------------------------------------------

Net assets             $114,540,787  $55,619,845  $82,210,116  $42,462,475  $102,083,886    $42,894,893   $47,521,193
=====================================================================================================================
Authorized shares:
   Common                 Unlimited    Unlimited    Unlimited    Unlimited     Unlimited      Unlimited     Unlimited
   Preferred              Unlimited    Unlimited    Unlimited    Unlimited     Unlimited      Unlimited     Unlimited
=====================================================================================================================


                      Financial
                             Highlights (Unaudited)
            Selected data for a Common share outstanding throughout each period:
                                          Investment Operations                            Less Distributions
                                    ------------------------------     -------------------------------------------------------
                                                                       From and    From and
                                                                       in Excess   in Excess
                                                                       of Net      of Net
                                               Net                     Investment  Investment  Capital     Capital
                                               Realized/               Income to   Income to   Gains to    Gains to
                     Beginning      Net        Unrealized              Common      Preferred   Common      Preferred
                     Net Asset      Investment Investment              Share-      Share-      Share-      Share-
                     Value          Income     Gain (Loss)   Total     holders     holders+    holders     holders+     Total
===============================================================================================================================
CONNECTICUT PREMIUM
INCOME (NTC)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2002(c)              $14.20         $ .51      $  .25        $ .76     $(.41)      $(.07)      $--         $--          $ (.48)
2001                  12.92          1.02        1.32         2.34      (.82)       (.24)       --          --           (1.06)
2000                  14.44          1.06       (1.54)        (.48)     (.82)       (.22)       --          --           (1.04)
1999                  14.49          1.00        (.05)         .95      (.80)       (.20)       --          --           (1.00)
1998                  13.63          1.00         .89         1.89      (.80)       (.23)       --          --           (1.03)
1997                  12.99          1.00         .60         1.60      (.76)       (.20)       --          --            (.96)

CONNECTICUT DIVIDEND
ADVANTAGE (NFC)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2002(c)               13.88          .50          .32          .82      (.42)       (.07)       --          --            (.49)
2001(a)               14.33          .21         (.23)        (.02)     (.21)       (.05)       --          --            (.26)

GEORGIA PREMIUM
INCOME (NPG)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2002(c)               14.15          .52          .26          .78      (.40)       (.07)       --          --            (.47)
2001                  12.80          1.06        1.35         2.41      (.80)       (.26)       --          --           (1.06)
2000                  14.45          1.03       (1.65)        (.62)     (.80)       (.23)       --          --           (1.03)
1999                  14.58          1.01        (.13)         .88      (.80)       (.21)       --          --           (1.01)
1998                  13.70          1.01         .90         1.91      (.79)       (.24)       --          --           (1.03)
1997                  13.00          1.01         .69         1.70      (.77)       (.23)       --          --           (1.00)

GEORGIA DIVIDEND
ADVANTAGE (NZX)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2002(b)               14.33          .09         (.10)        (.01)     (.07)       (.01)       --          --            (.08)
===============================================================================================================================

                                                               Total Returns
                                                             -----------------
                     Offering
                     Costs and                                         Based
                     Preferred      Ending                   Based     on
                     Share          Net        Ending        on        Net
                     Underwriting   Asset      Market        Market    Asset
                     Discounts      Value      Value         Value**   Value**
=============================================================================
CONNECTICUT PREMIUM
INCOME (NTC)
-----------------------------------------------------------------------------
Year Ended 5/31:
2002(c)             $ --            $14.48     $16.0000       1.91%     4.89%
2001                  --             14.20      16.1000      25.91     16.57
2000                  --             12.92      13.5000     (14.85)    (4.87)
1999                  --             14.44      16.7500      13.50      5.22
1998                  --             14.49      15.5000      15.61     12.39
1997                  --             13.63      14.1250       9.58     11.01

CONNECTICUT DIVIDEND
ADVANTAGE (NFC)
-----------------------------------------------------------------------------
Year Ended 5/31:
2002(c)               --             14.21      16.0000       7.10      5.41
2001(a)              (.17)           13.88      15.3400       3.71     (1.67)

GEORGIA PREMIUM
INCOME (NPG)
-----------------------------------------------------------------------------
Year Ended 5/31:
2002(c)               --             14.46      15.2100       1.74      5.14
2001                  --             14.15      15.3500      30.41     16.98
2000                  --             12.80      12.4375     (18.84)    (5.87)
1999                  --             14.45      16.2500      13.42      4.64
1998                  --             14.58      15.0625      14.56     12.43
1997                  --             13.70      13.8750      19.95     11.53

GEORGIA DIVIDEND
ADVANTAGE (NZX)
-----------------------------------------------------------------------------
Year Ended 5/31:
2002(b)              (.20)           14.04      15.0500        .78     (1.56)
=============================================================================

                                              Ratios/Supplemental Data
                     ------------------------------------------------------------------------
                                                    Before Credit/Reimbursement
                                    ---------------------------------------------------------
                                                  Ratio of Net                   Ratio of Net
                                    Ratio of      Investment      Ratio of       Investment
                                    Expenses      Income to       Expenses       Income to
                                    to Average    Average         to Average     Average
                     Ending         Net Assets    Net Assets      Total          Total
                     Net            Applicable    Applicable      Net Assets     Net Assets
                     Assets         to Common     to Common       Including      Including
                     (000)          Shares++      Shares++        Preferred++    Preferred++
=============================================================================================
CONNECTICUT PREMIUM
INCOME (NTC)
---------------------------------------------------------------------------------------------
Year Ended 5/31:
2002(c)              $114,541       1.29%*        6.96%*          .86%*          4.64%*
2001                  112,942       1.33          7.36            .87            4.83
2000                  105,879       1.36          7.87            .88            5.08
1999                  113,465       1.32          6.83            .88            4.54
1998                  113,384       1.33          7.02            .88            4.61
1997                  108,524       1.38          7.46            .89            4.79

CONNECTICUT DIVIDEND
ADVANTAGE (NFC)
---------------------------------------------------------------------------------------------
Year Ended 5/31:
2002(c)               55,620        1.48*         6.41*           .96*           4.17*
2001(a)               54,755        1.22*         4.10*           .91*           3.07*

GEORGIA PREMIUM
INCOME (NPG)
---------------------------------------------------------------------------------------------
Year Ended 5/31:
2002(c)               82,210        1.31*         7.24*           .87*           4.79*
2001                  80,968        1.41          7.67            .92            4.99
2000                  75,791        1.43          7.73            .91            4.95
1999                  81,822        1.34          6.87            .89            4.57
1998                  82,152        1.33          7.10            .87            4.66
1997                  78,697        1.40          7.52            .90            4.83

GEORGIA DIVIDEND
ADVANTAGE (NZX)
---------------------------------------------------------------------------------------------
Year Ended 5/31:
2002(b)               42,462        1.06*         3.42*           .94*           3.03*
=============================================================================================


                                                Ratios/Supplemental Data
                     ----------------------------------------------------------------------      Municipal Auction Rate Cumulative
                                     After Credit/Reimbursement***                               Preferred Stock at End of Period
                     --------------------------------------------------------                  -------------------------------------
                                    Ratio of Net                 Ratio of Net
                     Ratio of       Investment     Ratio of      Investment
                     Expenses       Income to      Expenses      Income to
                     to Average     Average        to Average    Average
                     Net Assets     Net Assets     Total         Total                         Aggregate    Liquidation
                     Applicable     Applicable     Net Assets    Net Assets       Portfolio    Amount       and Market     Asset
                     to Common      to Common      Including     Including        Turnover     Outstanding  Value          Coverage
                     Shares++       Shares++       Preferred++   Preferred++      Rate         (000)        Per Share      Per Share
====================================================================================================================================
CONNECTICUT PREMIUM
INCOME (NTC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2002(c)               1.29%*        6.97%*         .86%*         4.64%*            6%          $38,300      $25,000        $74,766
2001                  1.31          7.39           .86           4.84              8            38,300       25,000         73,722
2000                  1.32          7.91           .85           5.10             19            38,300       25,000         69,112
1999                  1.30          6.84           .87           4.55              7            38,300       25,000         74,063
1998                  1.33          7.02           .88           4.61             13            38,300       25,000         74,010
1997                  1.38          7.46           .89           4.79             18            38,300       25,000         70,838

CONNECTICUT DIVIDEND
ADVANTAGE (NFC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2002(c)                .96*         6.93*          .63*          4.51*            11            19,500       25,000         71,307
2001(a)                .80*         4.52*          .60*          3.38*            29            19,500       25,000         70,198

GEORGIA PREMIUM
INCOME (NPG)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2002(c)               1.29*         7.26*          .86*          4.81*            17            27,800       25,000         73,930
2001                  1.40          7.68           .91           5.00             15            27,800       25,000         72,813
2000                  1.40          7.76           .90           4.97             17            27,800       25,000         68,157
1999                  1.33          6.88           .89           4.57             14            27,800       25,000         73,581
1998                  1.33          7.10           .87           4.66             17            27,800       25,000         73,878
1997                  1.40          7.52           .90           4.83             30            27,800       25,000         70,771

GEORGIA DIVIDEND
ADVANTAGE (NZX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2002(b)                .73*         3.76*          .64*          3.33*             3            15,000       25,000         70,771
====================================================================================================================================


*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a)  For the period January 26, 2001 (commencement of operations) through May
     31, 2001.

(b)  For the period September 25, 2001 (commencement of operations) through
     November 30, 2001.

(c)  For the six months ended November 30, 2001.

                                 See accompanying notes to financial statements.


Financial Highlights (Unaudited) (continued)
Selected data for a Common share outstanding throughout each period:
                                         Investment Operations                          Less Distributions
                                    ------------------------------     ---------------------------------------------------
                                                                       From and    From and
                                                                       in Excess   in Excess
                                                                       of Net      of Net
                                               Net                     Investment  Investment  Capital   Capital
                                               Realized/               Income to   Income to   Gains to  Gains to
                     Beginning      Net        Unrealized              Common      Preferred   Common    Preferred
                     Net Asset      Investment Investment              Share-      Share-      Share-    Share-
                     Value          Income     Gain (Loss)   Total     holders     holders+    holders   holders+    Total
============================================================================================================================
MASSACHUSETTS PREMIUM
INCOME (NMT)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2002(b)              $14.26         $ .53      $  .25        $ .78     $(.41)      $(.07)      $--       $--         $ (.48)
2001                  13.17          1.05        1.10         2.15      (.82)       (.24)       --        --          (1.06)
2000                  14.72          1.05       (1.54)        (.49)     (.85)       (.21)       --        --          (1.06)
1999                  14.91          1.02        (.16)         .86      (.85)       (.20)       --        --          (1.05)
1998                  14.11          1.06         .83         1.89      (.85)       (.24)       --        --          (1.09)
1997                  13.58          1.06         .53         1.59      (.84)       (.22)       --        --          (1.06)

MASSACHUSETTS DIVIDEND
ADVANTAGE (NMB)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2002(b)               13.88           .51         .49         1.00      (.44)       (.08)       --        --           (.52)
2001(a)               14.33           .24        (.24)         --       (.22)       (.05)       --        --           (.27)

MISSOURI PREMIUM
INCOME (NOM)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2002(b)               13.97           .50         .39          .89      (.40)       (.09)       --        --           (.49)
2001                  12.77          1.02        1.18         2.20      (.74)       (.26)       --        --          (1.00)
2000                  14.20           .99       (1.39)        (.40)     (.77)       (.26)       --        --          (1.03)
1999                  14.44           .97        (.22)         .75      (.77)       (.22)       --        --           (.99)
1998                  13.68           .99         .78         1.77      (.76)       (.25)       --        --          (1.01)
1997                  13.11          1.00         .55         1.55      (.73)       (.25)       --        --           (.98)
============================================================================================================================

                                                               Total Returns
                                                             -----------------
                     Offering
                     Costs and                                         Based
                     Preferred      Ending                   Based     on
                     Share          Net        Ending        on        Net
                     Underwriting   Asset      Market        Market    Asset
                     Discounts      Value      Value         Value**   Value**
==============================================================================
MASSACHUSETTS PREMIUM
INCOME (NMT)
------------------------------------------------------------------------------
Year Ended 5/31:
2002(b)             $ --            $14.56     $16.0200       7.29%     5.01%
2001                  --             14.26      15.3300      15.71     14.72
2000                  --             13.17      14.0000      (7.66)    (4.79)
1999                  --             14.72      16.0625       2.48      4.47
1998                  --             14.91      16.5000      18.08     11.91
1997                  --             14.11      14.7500      13.76     10.28

MASSACHUSETTS DIVIDEND
ADVANTAGE (NMB)
------------------------------------------------------------------------------
Year Ended 5/31:
2002(b)               --             14.36      15.4900       7.71      6.64
2001(a)              (.18)           13.88      14.8000        .13     (1.61)

MISSOURI PREMIUM
INCOME (NOM)
------------------------------------------------------------------------------
Year Ended 5/31:
2002(b)               --             14.37      15.3000      10.25      5.72
2001                  --             13.97      14.2500      17.41     15.48
2000                  --             12.77      12.8125      (4.35)    (4.63)
1999                  --             14.20      14.1875       5.24      3.64
1998                  --             14.44      14.1875      14.53     11.31
1997                  --             13.68      13.0625      10.53     10.09
==============================================================================


                                            Ratios/Supplemental Data
                     --------------------------------------------------------------------
                                                  Before Credit/Reimbursement
                                    -----------------------------------------------------
                                                  Ratio of Net               Ratio of Net
                                    Ratio of      Investment    Ratio of     Investment
                                    Expenses      Income to     Expenses     Income to
                                    to Average    Average       to Average   Average
                     Ending         Net Assets    Net Assets    Total        Total
                     Net            Applicable    Applicable    Net Assets   Net Assets
                     Assets         to Common     to Common     Including    Including
                     (000)          Shares++      Shares++      Preferred++  Preferred++
=========================================================================================
MASSACHUSETTS PREMIUM
INCOME (NMT)
-----------------------------------------------------------------------------------------
Year Ended 5/31:
2002(b)              $102,084       1.31%*        7.18%*         .88%*       4.79%*
2001                  100,579       1.37          7.46           .90         4.91
2000                   95,323       1.32          7.71           .86         5.02
1999                  102,288       1.30          6.87           .88         4.61
1998                  102,936       1.31          7.22           .88         4.81
1997                   99,006       1.34          7.63           .88         4.99

MASSACHUSETTS DIVIDEND
ADVANTAGE (NMB)
-----------------------------------------------------------------------------------------
Year Ended 5/31:
2002(b)                42,895       1.61*         6.48*         1.05*        4.22*
2001(a)                41,951       1.28*         4.84*          .95*        3.57*

MISSOURI PREMIUM
INCOME (NOM)
-----------------------------------------------------------------------------------------
Year Ended 5/31:
2002(b)                47,521       1.40*         6.98*          .93*        4.63*
2001                   46,508       1.39          7.48           .91         4.86
2000                   43,701       1.48          7.49           .95         4.80
1999                   46,603       1.44          6.72           .95         4.44
1998                   46,935       1.47          7.03           .97         4.60
1997                   45,224       1.54          7.38           .99         4.74
=========================================================================================


                                    Ratios/Supplemental Data
                     ---------------------------------------------------------------------      Municipal Auction Rate Cumulative
                                    After Credit/Reimbursement***                                Preferred Stock at End of Period
                     -------------------------------------------------------                  -------------------------------------
                                    Ratio of Net                Ratio of Net
                     Ratio of       Investment    Ratio of      Investment
                     Expenses       Income to     Expenses      Income to
                     to Average     Average       to Average    Average
                     Net Assets     Net Assets    Total         Total                         Aggregate     Liquidation
                     Applicable     Applicable    Net Assets    Net Assets       Portfolio    Amount        and Market    Asset
                     to Common      to Common     Including     Including        Turnover     Outstanding   Value         Coverage
                     Shares++       Shares++      Preferred++   Preferred++      Rate         (000)         Per Share     Per Share
====================================================================================================================================
MASSACHUSETTS PREMIUM
INCOME (NMT)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2002(b)              1.30%*         7.19%*        .87%*         4.80%*            5%          $34,000       $25,000       $75,062
2001                 1.35           7.48          .89           4.92             14            34,000        25,000        73,955
2000                 1.31           7.73          .85           5.03             11            34,000        25,000        70,091
1999                 1.30           6.88          .87           4.62             11            34,000        25,000        75,212
1998                 1.31           7.22          .88           4.81             17            34,000        25,000        75,688
1997                 1.34           7.63          .88           4.99             22            34,000        25,000        72,799

MASSACHUSETTS DIVIDEND
ADVANTAGE (NMB)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2002(b)              1.03*          7.06*         .67*          4.59*             2            15,000        25,000        71,491
2001(a)               .84*           5.28*        .62*          3.90*            18            15,000        25,000        69,919

MISSOURI PREMIUM
INCOME (NOM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2002(b)              1.38*          7.00*         .92*          4.64*             5            16,000        25,000        74,252
2001                 1.38           7.50          .90           4.87             31            16,000        25,000        72,669
2000                 1.47           7.51          .94           4.81             23            16,000        25,000        68,282
1999                 1.43           6.72          .95           4.44             10            16,000        25,000        72,817
1998                 1.47           7.03          .97           4.60             25            16,000        25,000        73,336
1997                 1.54           7.38          .99           4.74             36            16,000        25,000        70,663
====================================================================================================================================

*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a)  For the period January 31, 2001 (commencement of operations) through May
     31, 2001.

(b)  For the six months ended November 30, 2001.

                                 See accompanying notes to financial statements.


Build Your Wealth
       Automatically



Sidebar Text:
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.


NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.


EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.


HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
   Information


BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
JPMorgan Chase Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL


Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the six-month period ended November 30, 2001. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
          for Generations


[PHOTO of John Nuveen, Sr.]


For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


Invest Well
Look Ahead.
LEAVE YOUR MARK.SM

[LOGO: NUVEEN Investments]



Nuveen Investments o 333 West Wacker Drive
Chicago, IL 60606 o www.nuveen.com                                   FSA-3-11-01